As filed with the Securities and Exchange Commission on September 25, 2002
                            Registration No. 2-75677

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES               [X]
                                   ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO. __                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 54                     [X]
                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [X]
                                   ACT OF 1940

                                 AMENDMENT NO. 55                            [X]


                                 WESTCORE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                  1625 Broadway
                                   Suite 2200
                             Denver, Colorado 80202

                  Registrant's Telephone Number: (303) 623-2577

                                W. BRUCE McCONNEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on October 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on October 1, pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities being registered: Shares of Beneficial Interest.

     The Prospectus and Statement of Additional Information for the Cash Reserve Fund is incorporated by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 14, 1995.

                                      -2-
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[FRONT COVER]

                                 [MOUNTAIN LOGO]

                                 WESTCORE FUNDS


                         EQUITY & BOND FUNDS PROSPECTUS

                       [Photograph of mountain and trees]

                                 October 1, 2002


                    WESTCORE EQUITY FUNDS

               Westcore MIDCO Growth Fund
                     Westcore Growth Fund
           Westcore Small-Cap Growth Fund
                     Westcore Select Fund
     Westcore International Frontier Fund
                  Westcore Blue Chip Fund
        Westcore Mid-Cap Opportunity Fund
      Westcore Small-Cap Opportunity Fund


                      WESTCORE BOND FUNDS

            Westcore Flexible Income Fund
                  Westcore Plus Bond Fund
        Westcore Colorado Tax-Exempt Fund


                   -------------------------------------------------------------
                   Westcore Funds are managed by Denver Investment Advisors LLC.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS

                                                                           PAGES

RISK/RETURN SUMMARY............................................................2

Westcore Equity Funds..........................................................2

Westcore Bond Funds............................................................9

Bar Charts and Performance Tables.............................................13

Fees and Expenses of the Funds................................................25

TYPES OF INVESTMENT RISK......................................................28

HOW TO INVEST AND OBTAIN INFORMATION..........................................42

How to Contact Westcore Funds.................................................42

Purchasing Shares.............................................................44

Exchanging Shares.............................................................47

Redeeming Shares..............................................................49

Additional Information on Telephone and Online Service........................51

GENERAL ACCOUNT POLICIES......................................................53

DISTRIBUTIONS AND TAXES.......................................................59

MANAGEMENT OF THE FUNDS.......................................................63

FINANCIAL HIGHLIGHTS..........................................................70

APPENDIX A - Bond Rating Categories..........................................A-1

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RISK/RETURN SUMMARY

WESTCORE EQUITY FUNDS

     THE WESTCORE EQUITY FUNDS are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE EQUITY FUNDS?

WESTCORE GROWTH FUNDS:

     * WESTCORE MIDCO GROWTH FUND - long-term capital appreciation by investing primarily in medium-sized growth companies.

     * WESTCORE GROWTH FUND (FORMERLY WESTCORE GROWTH AND INCOME FUND) - long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

     * WESTCORE SMALL-CAP GROWTH FUND - long-term growth of capital primarily through investments in small companies with growth potential.

     * WESTCORE SELECT FUND - long-term growth of capital primarily through investments in companies of any size selected for their growth potential.

WESTCORE INTERNATIONAL FUNDS:

     * WESTCORE INTERNATIONAL FRONTIER FUND - long-term growth of capital primarily through investments in international, small-cap companies.

WESTCORE VALUE FUNDS:

     * WESTCORE BLUE CHIP FUND - long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

     * WESTCORE MID-CAP OPPORTUNITY FUND - long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

     * WESTCORE SMALL-CAP OPPORTUNITY FUND - long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

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Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE EQUITY FUNDS?

     WESTCORE GROWTH FUNDS: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

     When seeking investments for Growth Funds, the investment adviser (the "Adviser") performs intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive.

     WESTCORE MIDCO GROWTH FUND invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

     Under normal circumstances, the Fund invests at least 80% of the value of its total net assets in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be companies whose market capitalizations, at the time of purchase, are between $500 million and $12 billion. As of June 30, 2002, the median capitalization of the companies in which the Fund was invested was approximately $3.8 billion.

     WESTCORE GROWTH FUND invests primarily in the common stock of large- and medium-sized companies. The Fund considers large and medium-sized companies to be companies with market capitalizations of $500 million and above at the time of purchase. The Fund may invest up to 25% of its total assets in bonds convertible into common stock, which provide greater income while maintaining similar characteristics of common stocks. This Fund is designed to outperform the total return of the S&P 500 Index while maintaining comparable risk.

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     WESTCORE SMALL-CAP GROWTH FUND invests primarily in the common stock of small companies that appear to have above average revenue and earnings growth potential. This includes, but is not limited to, Initial Public Offerings ("IPO"), a corporation's first offering of stock to the public. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.

     Under normal circumstances, at least 80% of the value of this Fund's total net assets is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $2 billion or less at the time of purchase. As of June 30, 2002, the median capitalization of the companies in which the Fund was invested was approximately $600 million.

     WESTCORE SELECT FUND invests primarily in common stock of a limited number of companies of any size. The Adviser looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Fund normally invests in a core group of 20 to 35 common stocks. However, the Adviser also has the ability to maintain a substantial amount of the portfolio's assets invested in cash and short-term equivalents, if it believes market conditions are unfavorable for profitable investing.

     WESTCORE INTERNATIONAL FUNDS: emphasize investments in companies outside the U.S. that have the potential to grow their earnings faster than the general economy.

     The Adviser utilizes a consistent approach to seek companies outside the U.S. which it believes are well positioned within their industry for growth. It also seeks to pay reasonable prices for these businesses. To identify such companies, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for the Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. The Adviser builds the portfolio one company at a time, regardless of where the company is located. It is not constrained by regional, country or industry allocation models that might force it to invest in companies it believes are less attractive. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive.

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     WESTCORE INTERNATIONAL FRONTIER FUND invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase that appear to have above average revenue and earnings growth potential. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for long-term growth than smaller foreign companies or than foreign companies generally.

     The Westcore International Frontier Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. For purposes of determining the countries in which the Fund invests, the Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund considers emerging market countries to be those countries not listed as developed countries above.

     WESTCORE VALUE FUNDS: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.

     As the first step in identifying stocks for purchase, the Adviser uses a proprietary computer model and/or other valuation tools to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model and processes also incorporate positive earnings and stock price momentum in order to assist the Adviser in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. Particular attention is paid to identifying a catalyst for unleashing the value in a stock. A Value Fund may sell a stock when it reaches an established price target, when the model indicates it is no longer undervalued or when its fundamental business prospects change. The following describes our Value Funds, which execute this strategy for the large-, medium- and small-company universes.

     WESTCORE BLUE CHIP FUND invests in approximately 50 large, well-established companies whose stocks appear to be undervalued.** For purposes of this policy, the Fund currently considers "large, well-established" companies to be those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index with a record, together with predecessors, equal to or

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greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of June 30, 2002, the median capitalization of the companies in which the Fund was invested was approximately $14.3 billion.

     WESTCORE MID-CAP OPPORTUNITY FUND invests primarily in medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

     Under normal circumstances, at least 80% of the value of this Fund's total net assets is invested in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be companies with market capitalizations of $500 million to $12 billion at the time of purchase. As of June 30, 2002, the median capitalization of the companies in which the Fund was invested was approximately $2.5 billion.

     WESTCORE SMALL-CAP OPPORTUNITY FUND invests primarily in small companies with unrecognized potential whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.

     Under normal circumstances, at least 80% of the value of this Fund's total net assets is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $2 billion or less at the time of purchase. As of June 30, 2002, the median capitalization of the companies in which the Fund was invested was approximately $700 million.

     WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE EQUITY FUNDS?

     As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (MARKET RISK). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks

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and may decline in value (MANAGEMENT RISK). Therefore, you could lose money by investing in the Equity Funds.

     WESTCORE INTERNATIONAL FRONTIER FUND'S exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (FOREIGN RISK). Emerging market securities are particularly subject to foreign risks. Therefore, the value of this Fund may be more volatile than equity funds investing only in domestic companies.

     The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes these techniques will benefit the Fund, however the Fund's performance could be worse if the Adviser's judgement proves incorrect.

     WESTCORE SMALL-CAP GROWTH, WESTCORE INTERNATIONAL FRONTIER and WESTCORE SMALL-CAP OPPORTUNITY FUNDS are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (SMALL COMPANY RISK). Therefore, the value of these Funds may be more volatile.

     WESTCORE SELECT FUND is non-diversified. This means it may from time to time invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Fund held a greater number of issues (NON-DIVERSIFICATION RISK). Therefore, the value of this Fund may be more volatile than funds that hold a greater number of issuers.

     The Westcore Equity Funds, but predominantly WESTCORE GROWTH, WESTCORE SMALL-CAP GROWTH, WESTCORE SELECT, WESTCORE INTERNATIONAL FRONTIER and WESTCORE MID-CAP OPPORTUNITY FUNDS have participated and may continue to participate in the initial public offering (IPO) market. A significant portion of the Funds' returns may be attributable to their investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on its total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (LIQUIDITY
RISK). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small

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number of shares available for trading and limited investor information (IPO
RISK). The purchase of IPO shares may involve higher transaction costs.

     An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

* Shareholders will receive notice 60 days prior to any change in this policy.
** The Fund will notify shareholders 60 days prior to any change in the Fund's investment policies that will result in the Fund investing, under normal circumstances, less than 80% of the value of its total net assets in companies that are large and well established at the time of purchase.

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WESTCORE BOND FUNDS

     THE WESTCORE BOND FUNDS are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE BOND FUNDS?

     * WESTCORE FLEXIBLE INCOME FUND - long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

     * WESTCORE PLUS BOND FUND - long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.

     * WESTCORE COLORADO TAX-EXEMPT FUND - income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

     Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE BOND FUNDS?

     WESTCORE FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and high-yielding equity securities. Under normal circumstances, the Fund will invest at least 80% of the value of its total net assets in income-producing securities.* The Fund may invest up to 20% of its assets in common stocks, primarily dividend paying. The Fund may own an unlimited amount of high-yield/high-risk bonds and securities denominated in foreign currencies.

     WESTCORE PLUS BOND FUND invests primarily in investment-grade debt securities - those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody's or Standard and Poor's. Under normal circumstances, the Fund will invest at least 80% of the value of its total net assets in fixed income securities of varying maturities.* The dollar-weighted average quality is expected to be "Baa" or better. A "Baa" rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where

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interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. Westcore Plus Bond Fund maintains an average dollar-weighted maturity of between 4 and 10 years. The Fund may invest up to 25% of its assets in high-yield/high-risk bonds and up to 10% in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

     The Funds emphasize corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Adviser's research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Funds may invest in other securities, including debt issued by REITs and mortgage-backed and asset-backed bonds, which may also offer higher interest yield than government bonds. The attractiveness of REIT debt and corporate, mortgage- and asset-backed bonds relative to government bonds is monitored to determine the target weightings for each sector. The combination of valuation and a disciplined credit research process is the basis for buy/sell decisions.

     WESTCORE COLORADO TAX-EXEMPT FUND invests, under normal circumstances, at least 80% of its assets in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 80% of the value of its total net assets in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt. The Fund maintains an average dollar-weighted maturity of between 7 and 10 years.

     The Adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the Adviser determines they are comparable in quality to instruments that meet the Fund's rating requirements.

     The Adviser's strategy emphasizes quality. To fully understand the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the Adviser researches the financial condition of various counties, public projects, school

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districts and taxing authorities whose bonds the Fund owns or may purchase. The
Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The Adviser enhances the quality of the Fund by investing at least 75% of its assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer or the issue is secured by U.S. Government securities as collateral.

ALL WESTCORE BOND FUNDS

     If the rating on an obligation held by a Fund is reduced below the Fund's rating requirements, the Adviser will sell the obligation if and when the Adviser determines it is in the Fund's best interest to do so.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE BOND FUNDS?

     Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Bond Funds.

     A principal risk of investing in bond funds is that the value of these securities will fall if interest rates rise (INTEREST RATE RISK). Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's net asset value (NAV) will likewise decrease. Another principal risk associated with bond funds is CREDIT RISK, which is the risk that an issuer will be unable to make principal and interest payments when due. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

     A general decline in interest rates may result in prepayments of certain obligations the Funds will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund's share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

     WESTCORE FLEXIBLE INCOME and PLUS BOND FUNDS are subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as "junk" bonds). These are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's or are unrated and determined to be of comparable quality by the Adviser, and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that a Fund would like, making these

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Funds subject to greater levels of LIQUIDITY RISK than funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices which can result in a corresponding high volatility in the value of these Funds' NAV.

     WESTCORE FLEXIBLE INCOME and PLUS BOND FUNDS' exposure to foreign markets can regularly affect the net asset value (NAV) and total return of these Funds due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (FOREIGN RISK). Emerging market securities are particularly subject to foreign risks. Therefore, the value of these Funds may be more volatile than bond funds investing only in domestic companies. The Funds may use a variety of currency-hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes these techniques will benefit the Funds, however, the Funds' performance could be worse if the Adviser's judgement proves incorrect.

     WESTCORE COLORADO TAX-EXEMPT FUND is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado (STATE SPECIFIC RISK). Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. Also, the Fund's performance may be dependent upon fewer securities than is the case with a less concentrated portfolio, such as a national tax-exempt fund. The Westcore Colorado Tax-Exempt Fund is not diversified.

     An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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* Shareholders will receive notice 60 days prior to any change in this policy.

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BAR CHARTS AND PERFORMANCE TABLES

     The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for one, five and ten years compare with those of a widely recognized, unmanaged index of common stock or bond prices, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

Best Quarter and Worst Quarter figures apply only to the period covered by the chart.

INFORMATION ON AFTER-TAX RETURNS

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund's shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund's shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption
(sale) of the shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund's shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 39.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

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                           WESTCORE MIDCO GROWTH FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

  1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
  ----    ----    ----    ----    ----    ----    ----    ----     ----     ----
  6.45   17.47   -1.01   27.42   16.99   14.89   10.40   59.31   -17.51   -10.45

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -8.06%.

BEST QUARTER: Q4 '99     51.08%    WORST QUARTER: Q3 '01    -22.72%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                     SINCE INCEPTION
                                           1 YEAR       5 YEARS       10 YEARS       (AUGUST 1, 1986)
                                           ------       -------       --------       ----------------
WESTCORE MIDCO GROWTH FUND
Return Before Taxes                        -10.45%        8.33%         10.65%            13.31%
Return After Taxes on Distributions        -10.45%        1.87%          6.23%            10.15%
Return After Taxes on Distributions
and Sale of Fund Shares                     -6.31%        6.48%          8.07%            11.16%

RUSSELL MIDCAP GROWTH INDEX                -20.16%        9.02%         11.11%            12.48%

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index and represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the index.

--------------------------------------------------------------------------------
14                                                                        [LOGO]

                              WESTCORE GROWTH FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

     1992    1993    1994    1995    1996    1997   1998    1999   2000     2001
     ----    ----    ----    ----    ----    ----   ----    ----   ----     ----
     4.96   11.33   -8.39   22.45   23.25   27.25   6.63   46.16   3.75   -13.49

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -12.33%.

BEST QUARTER: Q4 '99     40.88%    WORST QUARTER: Q3 '01    -18.12%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                    SINCE INCEPTION
                                           1 YEAR       5 YEARS       10 YEARS       (JUNE 1, 1988)
                                           ------       -------       --------       --------------
WESTCORE GROWTH FUND
Return Before Taxes                        -13.49%        12.21%        11.13%           12.03%
Return After Taxes on Distributions        -13.65%         9.00%         8.19%            9.72%
Return After Taxes on Distributions
and Sale of Fund Shares                     -7.99%         9.42%         8.30%            9.72%

S&P 500 INDEX                              -11.88%        10.70%        12.93%           14.21%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  15

                         WESTCORE SMALL-CAP GROWTH FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                             2000           2001
                             ----           ----
                            -6.52         -21.59

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -29.33%.

BEST QUARTER: Q4 '01     35.42%    WORST QUARTER: Q3 '01    -30.41%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           SINCE INCEPTION
                                           1 YEAR         (OCTOBER 1, 1999)
                                           ------         -----------------
WESTCORE SMALL-CAP GROWTH FUND
Return Before Taxes                        -21.59%              27.66%
Return After Taxes on Distributions        -21.59%              27.63%
Return After Taxes on Distributions
and Sale of Fund Shares                    -13.04%              22.73%

RUSSELL 2000 GROWTH INDEX                   -9.23%              -2.75%

The Russell 2000 Growth Index is an unmanaged index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Index Figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
16                                                                        [LOGO]

                              WESTCORE SELECT FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                             2000           2001
                             ----           ----
                            15.27          -0.33

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -9.32%.

BEST QUARTER: Q1 '00     28.64%    WORST QUARTER: Q3 '01    -18.97%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           SINCE INCEPTION
                                            1 YEAR        (OCTOBER 1, 1999)
                                            ------        -----------------
WESTCORE SELECT FUND
Return Before Taxes                         -0.33%              45.96%
Return After Taxes on Distributions         -0.33%              32.38%
Return After Taxes on Distributions
and Sale of Fund Shares                     -0.20%              31.23%

S&P 500 INDEX                              -11.88%              -3.63%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  17

                      WESTCORE INTERNATIONAL FRONTIER FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                             2000            2001
                             ----            ----
                            -2.43          -20.92%

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -8.69%.

BEST QUARTER: Q1 '00     30.49%    WORST QUARTER: Q3 '01    -19.59%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           SINCE INCEPTION
                                            1 YEAR       (DECEMBER 15, 1999)
                                            ------       -------------------
WESTCORE INTERNATIONAL FRONTIER FUND
Return Before Taxes                         -20.92%            -10.45%
Return After Taxes on Distributions         -20.92%            -11.04%
Return After Taxes on Distributions and
Sale of Fund Shares                         -12.64%             -8.50%

MSCI EAFE SMALL-CAP INDEX                   -14.30%            -21.07%

MSCI WORLD EX-U.S. SMALL-CAP INDEX          -12.35%             -9.85%

The MSCI EAFE Small Cap Index is unmanaged and is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a capitalization range of US $200 million - $1.5 billion. The MSCI World Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200-800 million across 23 developed markets, excluding the United States. The Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Indexes. The Westcore International Frontier Fund changed its benchmark index on October 1, 2002 from the MSCI World Ex-US Small-Cap Index to the MSCI EAFE Small-Cap Index for performance comparison purposes because the Adviser believes that the MSCI EAFE Small-Cap Index more appropriately matches the investment style of the Fund. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
18                                                                        [LOGO]

                             WESTCORE BLUE CHIP FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

    1992    1993   1994    1995    1996    1997    1998   1999   2000    2001
    ----    ----   ----    ----    ----    ----    ----   ----   ----    ----
    2.04   12.43   0.36   36.43   21.24   30.92   17.88   4.98   0.56   -2.96

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -9.79%.

BEST QUARTER: Q4 '98     20.31%    WORST QUARTER: Q3 '98    -15.57%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                       SINCE INCEPTION
                                            1 YEAR       5 YEARS       10 YEARS         (JUNE 1, 1988)
                                            ------       -------       --------         --------------
WESTCORE BLUE CHIP FUND
Return Before Taxes                         -2.96%         9.59%        11.64%              12.25%
Return After Taxes on Distributions         -4.33%         6.33%         8.37%               9.86%
Return After Taxes on Distributions
and Sale of Fund Shares                     -0.60%         7.58%         8.81%               9.93%

S&P 500 INDEX                              -11.88%        10.70%        12.93%              14.21%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  19

                        WESTCORE MID-CAP OPPORTUNITY FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                         1999          2000         2001
                         ----          ----         ----
                        18.20         16.29         7.05

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -6.80%.

BEST QUARTER: Q4 '99     28.63%    WORST QUARTER: Q3 '01    -19.48%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                           SINCE INCEPTION
                                           1 YEAR         (OCTOBER 1, 1998)
                                           ------         -----------------

WESTCORE MID-CAP OPPORTUNITY FUND
Return Before Taxes                         7.05%               16.69%
Return After Taxes on Distributions         4.14%               13.81%
Return After Taxes on Distributions
and Sale of Fund Shares                     4.51%               12.23%

RUSSELL MIDCAP INDEX                       -5.62%               11.65%

The Russell Midcap Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index, is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
20                                                                        [LOGO]

                       WESTCORE SMALL-CAP OPPORTUNITY FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

      1994     1995     1996     1997     1998     1999     2000    2001
      ----     ----     ----     ----     ----     ----     ----    ----
      0.33    29.48    25.58    27.78    -5.73    -7.82    19.99    9.99

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was -0.90%.

BEST QUARTER: Q4 '01     21.19%    WORST QUARTER: Q3 '98    -20.56%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            SINCE INCEPTION
                                              1 YEAR        5 YEARS       (DECEMBER 28, 1993)
                                              ------        -------       -------------------
WESTCORE SMALL-CAP OPPORTUNITY FUND
Return Before Taxes                            9.99%         7.94%               11.49%
Return After Taxes on Distributions            9.99%         6.76%               10.37%
Return After Taxes on Distributions and
Sale of Fund Shares                            6.03%         6.12%               9.29%

RUSSELL 2000 INDEX                             2.49%         7.52%               9.79%

The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 is widely regarded in the industry as an index that accurately reflects the universe of small capitalization stocks. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  21

                          WESTCORE FLEXIBLE INCOME FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

   1992    1993    1994    1995   1996    1997    1998    1999    2000   2001
   ----    ----    ----    ----   ----    ----    ----    ----    ----   ----
   8.93   15.92   -7.13   26.69   0.74   13.95   10.21   -7.89   10.70   6.19

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was 3.42%.

BEST QUARTER: Q2 '95     9.54%     WORST QUARTER: Q1 '96    -5.04%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE INCEPTION
                                                 1 YEAR      5 YEARS      10 YEARS       (JUNE 1, 1988)
                                                 ------      -------      --------       --------------
WESTCORE FLEXIBLE INCOME FUND
Return Before Taxes                               6.19%       6.33%         7.36%             8.78%
Return After Taxes on Distributions               2.96%       3.51%         4.06%             6.07%
Return After Taxes on Distributions and Sale
of Fund Shares                                    3.72%       3.74%         4.33%             6.18%

LEHMAN BROTHERS AGGREGATE BOND INDEX              8.42%       7.43%         7.23%             8.59%

The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

30-DAY YIELD AS OF MAY 31, 2002: 7.72%

CURRENT YIELD INFORMATION: For current yield information please call 1-800-392-CORE (2673).

--------------------------------------------------------------------------------
22                                                                        [LOGO]

                             WESTCORE PLUS BOND FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

     1992   1993    1994    1995   1996   1997   1998   1999    2000   2001
     ----   ----    ----    ----   ----   ----   ----   ----    ----   ----
     7.14   9.87   -3.38   15.01   3.79   8.25   6.47   0.43   10.34   6.78

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was 3.30%.

BEST QUARTER: Q2 '95     4.99%     WORST QUARTER: Q1 '94    -2.62%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                          SINCE INCEPTION
                                                1 YEAR       5 YEARS      10 YEARS        (JUNE 1, 1988)
                                                ------       -------      --------        --------------
WESTCORE PLUS BOND FUND
Return Before Taxes                              6.78%         6.40%        6.35%              7.31%
Return After Taxes on Distributions              4.08%         3.86%        3.87%              5.24%
Return After Taxes on Distributions and
Sale of Fund Shares                              4.06%         3.84%        3.86%              5.21%

LEHMAN BROTHERS AGGREGATE BOND INDEX             8.42%         7.43%        7.23%              8.59%

The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

30-DAY YIELD AS OF MAY 31, 2002: 6.26%

CURRENT YIELD INFORMATION: For current yield information please call 1-800-392-CORE (2673).

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  23

                        WESTCORE COLORADO TAX-EXEMPT FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

     1992   1993    1994    1995   1996   1997   1998    1999   2000   2001
     ----   ----    ----    ----   ----   ----   ----    ----   ----   ----
     8.08   9.89   -3.24   13.03   4.29   7.35   5.59   -2.22   9.02   4.37

YEAR-TO-DATE RETURN for the period ended June 30, 2002 was 4.15%.

BEST QUARTER: Q1 '95     5.18%     WORST QUARTER: Q1 '94    -3.64%

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                            SINCE INCEPTION
                                            1 YEAR         5 YEARS         10 YEARS         (JUNE 1, 1991)
                                            ------         -------         --------         --------------
WESTCORE COLORADO TAX-EXEMPT FUND
Return Before Taxes                          4.37%          4.75%           5.50%                5.80%
Return After Taxes on Distributions          4.37%          4.75%           5.50%                5.80%
Return After Taxes on Distributions
and Sale of Fund Shares                      4.27%          4.68%           5.39%                5.66%

LEHMAN BROTHERS 10-YEAR TAX-EXEMPT
BOND INDEX                                   5.08%          5.97%           6.63%                7.01%

The Lehman Brothers 10-Year Tax-Exempt Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Lehman Brothers 10-Year Tax-Exempt Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

                                                                 30-Day Tax-
                                         30-Day Yield as      Equivalent Yield
                                         of May 31, 2002     as of May 31, 2002*
                                         ---------------     -------------------
30-DAY YIELDS AS OF MAY 31, 2002:             3.04%                 4.59%

CURRENT YIELD INFORMATION: For current yield information please call 1-800-392-CORE (2673).

* Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 33.72% (assuming a 30.50% federal tax rate and a 4.63% Colorado tax rate).

--------------------------------------------------------------------------------
24                                                                        [LOGO]

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                                                              INTERNATIONAL
                                                                                                                  EQUITY
                                                                  EQUITY GROWTH FUNDS                             FUNDS
                                                  --------------------------------------------------------    -------------
                                                   Westcore                      Westcore                       Westcore
                                                     MIDCO        Westcore       Small-Cap      Westcore      International
                                                  Growth Fund    Growth Fund    Growth Fund    Select Fund    Frontier Fund
                                                  -----------    -----------    -----------    -----------    -------------
SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption fee(2) (as a percentage                    2.00%          2.00%          2.00%          2.00%            2.00%
of amount redeemed or exchanged if
shares are held less than 3 months)
Annual Account Maintenance Fee (for                 $12.00         $12.00         $12.00         $12.00           $12.00
accounts under $1,000 as further
described on pg. 54)
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees(1)                                    0.65%          0.65%          1.00%          0.65%            1.20%
Distribution (12b-1) Fees                             None           None           None           None             None
Other Expenses (1)                                    0.68%          0.96%          1.11%          0.94%            1.15%
Total Annual Fund Operating Expenses                  1.33%          1.61%          2.11%          1.59%            2.35%
Fee Waiver and Expense
Reimbursement (1)                                    (0.18)%        (0.46)%        (0.81)%        (0.44)%          (0.85)%
Net Annual Fund Operating
Expenses(1)                                           1.15%          1.15%          1.30%          1.15%            1.50%

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the MIDCO Growth, Growth, Small-Cap Growth, Select and International Frontier Funds from October 1, 2002 until at least September 30, 2003, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.15%, 1.30%, 1.15% and 1.50% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

(2)  Effective on purchases made on or after December 1, 2001.

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
FEES AND EXPENSES OF THE FUNDS (CONTINUED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                            EQUITY VALUE FUNDS                       BOND FUNDS
                                                   ------------------------------------   ----------------------------------
                                                                Westcore     Westcore     Westcore     Westcore     Westcore
                                                   Westcore      Mid-Cap     Small-Cap    Flexible       Plus       Colorado
                                                   Blue Chip   Opportunity  Opportunity    Income        Bond      Tax-Exempt
                                                     Fund         Fund         Fund         Fund         Fund         Fund
                                                    ------       ------       ------       ------       ------       ------
SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee (2) (as a                              2.00%        2.00%        2.00%        2.00%        2.00%        2.00%
percentage of amount redeemed
or exchanged if shares are
held less than 3 months)
Annual Account Maintenance                          $12.00       $12.00       $12.00       $12.00       $12.00       $12.00
Fee (for accounts under
$1,000 as further described
on pg. 54)
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees (1)                                   0.65%        0.75%        1.00%        0.45%        0.45%        0.50%
Distribution (12b-1) Fees                             None         None         None         None         None         None
Other Expenses (1)                                    0.68%        2.00%        0.75%        1.32%        0.62%        0.62%
Total Annual Fund Operating                           1.33%        2.75%        1.75%        1.77%        1.07%        1.12%
Expenses
Fee Waiver and Expense
Reimbursement (1)                                    (0.18)%      (1.50)%      (0.45)%      (0.92)%      (0.52)%      (0.47)%
Net Annual Fund Operating
Expenses (1)                                          1.15%        1.25%        1.30%        0.85%        0.55%        0.65%

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Blue Chip, Mid-Cap Opportunity, Small-Cap Opportunity, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds from October 1, 2002 until at least September 30, 2003, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.25%, 1.30%, 0.85%, 0.55% and 0.65% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

(2)  Effective on purchases made on or after December 1, 2001.

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EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Gross Annual Operating Expenses for all years set forth in the table on pages 25 and 26 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       EQUITY GROWTH FUNDS                            INTERNATIONAL EQUITY FUNDS
                 ----------------------------------------------------------------     --------------------------
                                                      Westcore                                 Westcore
                 Westcore MIDCO      Westcore         Small-Cap        Westcore             International
                  Growth Fund      Growth Fund       Growth Fund      Select Fund           Frontier Fund
                  -----------      -----------       -----------      -----------           -------------
One Year            $  135            $  164            $  214          $  162                  $  238
Three Years            421               508               661             502                     733
Five Years             728               876             1,133             865                   1,255
Ten Years            1,600             1,909             2,438           1,887                   2,682

                                 EQUITY VALUE FUNDS                                     BOND FUNDS
                  -----------------------------------------------      ---------------------------------------------
                                     Westcore          Westcore        Westcore          Westcore          Westcore
                  Westcore            Mid-Cap          Small-Cap       Flexible            Plus            Colorado
                  Blue Chip         Opportunity       Opportunity       Income             Bond           Tax-Exempt
                     Fund              Fund              Fund            Fund              Fund              Fund
                    ------            ------            ------          ------            ------            ------
One Year            $  135            $  278            $  178          $  180            $  109            $  114
Three Years            421               853               551             557               340               356
Five Years             728             1,454               948             959               590               617
Ten Years            1,600             3,076             2,060           2,081             1,304             1,362

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
TYPES OF INVESTMENT RISK

     The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

CREDIT RISK - BOND FUNDS AND, TO THE EXTENT THEY INVEST IN FIXED-INCOME SECURITIES, EQUITY FUNDS

     The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

     Ratings published by rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

INTEREST RATE RISK - BOND FUNDS AND, TO THE EXTENT THEY INVEST IN FIXED-INCOME SECURITIES, EQUITY FUNDS

     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

     Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Duration is an approximate measure of the

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
sensitivity of bond and bond fund prices to changes in interest rates. Unlike maturity, which refers only to the time until final payment, duration refers to the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund. Zero coupon securities, including stripped securities in which the Bond Funds (other than the Colorado Tax-Exempt Fund) may invest are subject to greater interest-rate risk than many of the more typical fixed-income securities.

     A bond fund's average dollar-weighted maturity and duration are measures of how the fund will react to interest-rate changes. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a fund, with each maturity "weighted" according to the percentage of net assets it represents.

LIQUIDITY RISK - ALL FUNDS

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund (other than the Colorado Tax-Exempt Fund) may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investment in public equity" or "pipes"). The pipes may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the pipes within a specified period of time, but there is no assurance that the pipes will be publicly registered.

There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an

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
adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

MANAGEMENT RISK - ALL FUNDS

     A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

MARKET RISK - ALL FUNDS

     The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

     Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

OTHER TYPES OF INVESTMENTS - ALL FUNDS

     This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

PORTFOLIO TURNOVER RISKS - ALL EQUITY FUNDS, BUT PREDOMINANTLY THE SMALL-CAP GROWTH FUND

     The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital

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
gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

     The Westcore Small-Cap Growth Fund, Select Fund and International Frontier Fund, each had a portfolio turnover rate over 100% in the year ended May 31, 2002. The Adviser believes that both the Westcore Select Fund and International Frontier Fund may have a lower portfolio turnover rate during the current fiscal year.

TEMPORARY DEFENSIVE POSITIONS - ALL FUNDS

     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions. The Westcore International Frontier Fund may invest in fewer than three countries as a temporary defensive position.

ADDITIONAL RISKS THAT APPLY TO PARTICULAR INVESTMENTS

ASSET-BACKED SECURITIES - BOND FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

     These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase, and the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding, asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

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
     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than conventional debt instruments, and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Funds' experiencing difficulty in valuing or liquidating such securities.

CASH POSITION - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY THE SELECT FUND

     When a Fund's Adviser believes that market conditions are unfavorable for profitable investing, including situations where it is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks or bonds that constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. However, the Adviser may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.

CONVERTIBLE SECURITIES - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

     These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

     The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

DERIVATIVE RISK - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER AND FLEXIBLE INCOME FUNDS

     The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options,

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
futures, swaps, structured securities and other derivative instruments that may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk -- the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

EXTENSION RISKS - BOND FUNDS

     This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER AND FLEXIBLE INCOME FUNDS

     These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations

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
in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

     Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

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
FOREIGN SECURITIES STRATEGIES AND RISKS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER AND FLEXIBLE INCOME FUNDS

     Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

     *    less government regulation
     *    less public information
     *    less economic, political and social stability
     *    less security registration requirements
     *    less security settlement procedures and regulations
     * an adverse change in diplomatic relations between the U.S. and another country
     *    the imposition of withholding taxes on dividend income
     *    the seizure or nationalization of foreign holdings
     *    the establishment of exchange controls
     *    freezes on the convertibility of currency
     * the adoption of other governmental restrictions adversely affecting investments in foreign securities

     Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.

     Investments in foreign securities also involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

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
     Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

     Investments in foreign securities may be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the domestic Equity Funds' assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.

INITIAL PUBLIC OFFERINGS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY ALL EQUITY FUNDS

     Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in

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
new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MORTGAGE-RELATED SECURITIES - FLEXIBLE INCOME AND PLUS BOND FUNDS

     The Westcore Flexible Income and Plus Bond Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by the Fund's need to reinvest prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private companies, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special-purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Further, an issuer of an obligation may exercise its right to pay principal on the obligation later than expected. This is more likely to happen when interest rates rise. These events may lengthen the duration and reduce the value of these obligations. Duration is defined above under "Interest Rate Risk." In addition, like other debt securities, the values of mortgage-related securities, including government-related mortgage pools, generally will fluctuate in response to market interest rates.

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
OTHER INVESTMENT COMPANIES - ALL FUNDS

     The Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities or in a manner consistent with the Fund's investment objective. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

PREPAYMENT RISK - BOND FUNDS

     This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

REITS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

     The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

     REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

SECURITIES LENDING - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

     These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

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SMALL-CAP STOCK RISK - SMALL-CAP GROWTH, SELECT, INTERNATIONAL FRONTIER AND
SMALL-CAP OPPORTUNITY FUNDS

     Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

TAX-EXEMPT OBLIGATIONS - COLORADO TAX-EXEMPT FUND

     Tax-exempt obligations in which the Westcore Colorado Tax-Exempt Fund invests include: (i) "general obligation" securities that are secured by the issuer's full faith, credit and taxing power; (ii) revenue securities that are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) "moral obligation" securities that are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) that are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the bases for them.

     The Fund concentrates its investments in Colorado obligations. If Colorado or any of its political subdivisions were to suffer serious financial difficulties that might jeopardize the ability to pay its obligations, the value of the Fund could be adversely affected.

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TAX RISK - COLORADO TAX-EXEMPT FUND

     This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

U.S. GOVERNMENT OBLIGATIONS - ALL FUNDS

     The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

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WESTCORE FUNDS RISK SPECTRUM

     The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.

FUNDS                                   CONSERVATIVE     MODERATE     AGGRESSIVE
-----                                   ------------     --------     ----------

Westcore Small-Cap Growth Fund                                         ________
Westcore Select Fund                                                ________
Westcore International Frontier Fund                             ________
Westcore Small-Cap Opportunity Fund                           ________
Westcore MIDCO Growth Fund                                 ________
Westcore Mid-Cap Opportunity Fund                       ________
Westcore Growth Fund                                   ________
Westcore Blue Chip Fund                               ________
Westcore Flexible Income Fund                       ________
Westcore Plus Bond Fund                           ________
Westcore Colorado Tax-Exempt Fund         ________

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HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS

                 ONLINE                 WWW.WESTCORE.COM:
           [COMPUTER GRAPHIC]
                                        WESTCORE TRANS@CTION CENTER

                                        24 hours a day, seven days a week

                                             *    Access account information
                                             *    Perform transactions
                                             *    Order duplicate statements and
                                                  tax forms
                                             *    Change your address or
                                                  distribution options

              BY TELEPHONE              1-800-392-CORE (2673):
           [TELEPHONE GRAPHIC]
                                        WESTCORE INVESTOR SERVICES
                                        Weekdays: 7 a.m. to 6 p.m. mountain time

                                        WESTCORE AUTOMATED SERVICE LINE
                                        24 hours a day, seven days a week

                                             *    Access account information
                                             *    Perform transactions
                                             *    Order duplicate statements,
                                                  tax forms or additional
                                                  checkbooks for the BlackRock
                                                  Money Market Portfolio

             BY REGULAR MAIL            Westcore Funds
            [LETTER GRAPHIC]            P.O. Box 8319
                                        Boston, MA 02266-8319

   BY EXPRESS, CERTIFIED OR REGISTERED  Westcore Funds
                  MAIL                  C/O BFDS
             [PLANE GRAPHIC]            66 Brooks Drive
                                        Braintree, MA 02184

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                IN PERSON               Westcore Funds
            [PERSON GRAPHIC]            1625 Broadway, Suite 2200
                                        Denver, CO 80202

HOW TO PURCHASE, EXCHANGE AND REDEEM

     This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

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
PURCHASING SHARES

     You may purchase additional shares through any of the options below or in person at the location listed on page 43. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

                 BY MAIL                OPENING A NEW ACCOUNT
            [LETTER GRAPHIC]
                                        Read this prospectus. Send a completed
                                        application with your check and mail to
                                        the appropriate address.

                                        ADDING TO YOUR EXISTING ACCOUNT

                                        Complete the tear-off investment slip
                                        from your last statement and mail with
                                        your check to the appropriate address.
                                        Or, send your check and a written
                                        request following instructions on page
                                        53 and mail to the appropriate address.

              BY TELEPHONE*             If you are an existing shareholder, you
           [TELEPHONE GRAPHIC]          may purchase additional shares by
                                        telephone.

                                        Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

            BY ONLINE ACCESS*           If you are an existing shareholder, you
           [COMPUTER GRAPHIC]           may purchase additional shares online.

                                        Access the 24-hour Westcore Trans@ction
                                        Center located at WWW.WESTCORE.COM.


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              BY AUTOMATIC              Complete the Automatic Investment Plan
             INVESTMENT PLAN            Section on your application to have
           [CALENDAR GRAPHIC]           money automatically withdrawn from your
                                        bank account monthly, quarterly or
                                        annually.

                                        The minimum automatic investment must be the equivalent of at least $100 per month.

                                        To add this option to your account,
                                        please call 1-800-392-CORE (2673) or
                                        access WWW.WESTCORE.COM for the
                                        appropriate form.

                 BY WIRE                You may purchase Westcore shares by wire
             [WIRE GRAPHIC]             transfer from your bank account to your
                                        Westcore account. There is a $1,000
                                        minimum for purchases by wire.

                                        To place a purchase by wire, please call
                                        1-800-392-CORE (2673) to speak with an
                                        Investor Service Representative from 7
                                        a.m. to 6 p.m. mountain time.

                                        WIRE TO:
                                        State Street Bank
                                        ABA #011000028
                                        DDA #99046344
                                        ATTN: Custody and Shareholder Services
                                        Fund Name
                                        Your Account Number

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 51.

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
IMPORTANT NOTES ON PURCHASING SHARES:

* When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instructions as to the Fund, account number and amount.
* Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.
* Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the bank account and fund account registration will not be accepted for purchases.
* If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover or a current or prior-year contribution.
* After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
* If a check does not clear your bank, Westcore reserves the right to cancel the purchase.
* If Westcore is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
*    Westcore reserves the right to reject any order.
* If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

INVESTMENT MINIMUMS*

                                                              AMOUNT
                                                              ------
To open a new regular account                                 $2,500
To open a new retirement, education** or UGMA/UTMA account    $1,000
To open an Automatic Investment Plan account                  $1,000
Automatic Investments                                         Equivalent to $100
                                                              per month
To add to any type of account                                   $100

*Westcore Funds reserves the right to waive or vary any investment minimums. Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.

**A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.

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EXCHANGING SHARES

     You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio** through any of the options below. You may also place an exchange in person at the location listed on page
43. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

** BlackRock Money Market Portfolio is a no-load money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.

                 BY MAIL                Send a written request following
             [MAIL GRAPHIC]             instructions on page 53 and mail to the
                                        appropriate address.

              BY TELEPHONE*             Call 1-800-392-CORE (2673) to speak with
           [TELEPHONE GRAPHIC]          an Investor Service Representative from
                                        7 a.m. to 6 p.m. mountain time or use
                                        the 24-hour Westcore Automated Service
                                        Line.

            BY ONLINE ACCESS*           Access the 24-hour Westcore Trans@ction
           [COMPUTER GRAPHIC]           Center located at WWW.WESTCORE.COM.

              AUTOMATICALLY             Call 1-800-392-CORE (2673) to receive
           [CALENDAR GRAPHIC]           instructions for automatically
                                        exchanging shares between funds on a
                                        monthly, quarterly or annual basis
                                        ("Systematic Exchange Agreement").

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 51.

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
IMPORTANT NOTES ON EXCHANGING SHARES:

*    Exchanges must meet the minimum investment requirements described on page
     46.
* Exchanges between accounts will be accepted only if registrations are identical.
* If the shares you are exchanging are held in certificate form, the certificate must be returned with or before your exchange request.
* Please be sure to read the prospectus for the Fund into which you are exchanging.
* An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
* If you exchange shares within 3 months or less from their date of purchase, you may be subject to the redemption fee as described on page 50.

EXCHANGE LIMITS

     You may make four exchanges out of each Westcore Fund during a calendar year (exclusive of Systematic Exchange Agreement). At this time, there is no limit on the number of exchanges permitted out of the BlackRock Money Market Portfolio. Exchanges in excess of this limit are considered excessive trading and may result in termination of the exchange privilege or the right to make future purchases of Fund shares. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. We also reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information. The Funds reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. The Funds may modify or terminate the exchange privilege at any time.

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REDEEMING SHARES

You may redeem your Westcore shares by any of the options below or in person at the location listed on page 43.

                 BY MAIL                Send a written request following
            [LETTER GRAPHIC]            instructions on page 53 and mail to the
                                        appropriate address.

              BY TELEPHONE*             If you are an existing shareholder, you
           [TELEPHONE GRAPHIC]          may redeem your shares by telephone.

                                        Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

            BY ONLINE ACCESS*           If you are an existing shareholder, you
           [COMPUTER GRAPHIC]           may redeem your shares online.

                                        Access the 24-hour Westcore Trans@ction
                                        Center located at WWW.WESTCORE.COM.

      BY SYSTEMATIC WITHDRAWAL PLAN     You may redeem shares automatically (in
           [CALENDAR GRAPHIC]           any multiple of $50) monthly, quarterly
                                        or annually.

                                        A systematic withdrawal plan may be
                                        established if the shares in your Fund
                                        are worth at least $10,000.

                                        To add this option to your account,
                                        please call 1-800-392-CORE (2673) or
                                        access www.westcore.com for the
                                        appropriate form.

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                 BY WIRE                You may redeem Westcore shares by wire
             [WIRE GRAPHIC]             transfer from your Westcore account to
                                        your bank account. There is a $10.00
                                        wire transfer fee.

                                        There is a $1,000 minimum and you must
                                        have established bank instructions to
                                        place wire redemptions.

                                        To arrange a wire redemption, please
                                        call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

                                        To add bank instructions to your
                                        account, please call 1-800-392-CORE
                                        (2673) or access WWW.WESTCORE.COM for
                                        the appropriate form.

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 51.

REDEMPTION FEE

     Westcore Funds imposes a 2.00% redemption fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within 3 months or less from their date of purchase. The fee is paid directly to the Funds rather than the Adviser and is intended to encourage long-term investment in the Funds and to the extent that short-term trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to any shares purchased through certain qualified plans, certain broker wrap fee programs and reinvested dividends or distributions. In addition, redemptions resulting from the IRS required minimum distribution rules or the death of a shareholder are excluded from the redemption fee. Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion.

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IMPORTANT NOTES ON REDEEMING SHARES:

* You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.
* Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.
* Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.
* If the shares you are redeeming are held in certificate form, you must return the certificate with or before your redemption request.
* If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than 5 business days.
* You will be charged $10.00 if you request a wire transfer. There is no charge for an electronic funds transfer.

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

* All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

* Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

* Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Instructions" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

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*    Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

* There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

* It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

SECURITY ISSUES

     Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

     Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.

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GENERAL ACCOUNT POLICIES

     Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

Westcore Funds or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

CUSTOMER IDENTIFICATION PROGRAM

     Federal regulations may require Westcore Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

WRITTEN INSTRUCTIONS

     To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319 and must include the following information:

*    The name of the Fund(s).
*    The account number(s).
*    The amount of money or number of shares.
*    The name(s) on the account.
* The signature(s) of all registered account owners (signature guaranteed, if applicable).
*    Your daytime telephone number.

SIGNATURE GUARANTEE

     A signature guarantee assures that a signature is genuine. The signature

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
guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

     The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

     Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

*    Transferring ownership of an account.
*    Redeeming more than $25,000 from your account.
*    Redeeming by check payable to someone other than the account owner(s).
*    Redeeming by check mailed to an address other than the address of record.
* Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

     The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

ANNUAL SMALL BALANCE ACCOUNT MAINTENANCE FEE

     Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $1,000. It is expected that accounts will be valued on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts using an automatic investment plan.

REDEMPTION OF LOW BALANCE ACCOUNTS

     If your account balance falls below the required minimums presented on

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
page 46 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 45 days of the notice, the shares held in the account may be redeemed and the proceeds will be sent by check to your address of record. We reserve the right to increase the investment minimums.

LIMIT ON ACCOUNT ACTIVITY

     Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

INVOLUNTARY REDEMPTIONS

     We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

ADDRESS CHANGES

     To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

     To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

SHARE CERTIFICATES

     The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum requirements.

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
QUARTERLY CONSOLIDATED STATEMENTS AND SHAREHOLDER REPORTS

     Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

     Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

     To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319.

PRICE OF FUND SHARES

     All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your request must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NYSE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME. IN THE EVENT THE NYSE DOES NOT OPEN FOR BUSINESS BECAUSE OF AN

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
EMERGENCY, WESTCORE MAY, BUT IS NOT REQUIRED TO, OPEN ONE OR MORE FUNDS FOR PURCHASE, REDEMPTION AND EXCHANGE TRANSACTIONS IF THE FEDERAL RESERVE WIRE PAYMENT SYSTEM IS OPEN. TO LEARN WHETHER A FUND IS OPEN FOR BUSINESS DURING AN EMERGENCY SITUATION, PLEASE CALL 1-800-392-CORE (2673).

     In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

     Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

     A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which generally equals market value. The impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

     The Trust reserves the right to:

     - reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

     - advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

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
ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

     You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders that invest in Westcore directly.

     A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

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DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

DISTRIBUTION SCHEDULE

                                                 INCOME DIVIDENDS                  CAPITAL GAINS
                                                 ----------------                  -------------
Westcore MIDCO Growth Fund
Westcore Growth Fund                          Generally declared and             Declared and paid
Westcore Small-Cap Growth Fund                    paid annually                at least annually and
Westcore Select Fund                                                           generally in December
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund

Westcore Flexible Income Fund                      Declared and                  Declared and paid
Westcore Plus Bond Fund                            paid monthly                at least annually and
Westcore Colorado Tax-Exempt Fund                                              generally in December

     When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by writing, calling 1-800-392-CORE (2673) or online at www.westcore.com.

TAXES

FEDERAL TAXES

     Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest

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
dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

     You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

     The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains.

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     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

     It is expected that the Westcore International Frontier Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Frontier Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

COLORADO STATE TAXES

     Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short- or long-term capital gain or non-exempt interest income, they will not be exempt from Colorado income tax, except to the limited extent that Colorado exempts all investment income from state income tax. For example, for tax years beginning after 2000, Colorado taxpayers may exempt up to $1,500

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
($3,000 in the case of a joint return) of otherwise taxable interest, dividends or net capital gains, but only if strict state budget surplus limits have been exceeded. The Colorado income tax rate for tax years beginning after 1999 is 4.63%.

There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

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MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

     The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

INVESTMENT ADVISER

     Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management-owned Colorado limited liability company in 1994. As of June 30, 2002, it had approximately $5.9 billion in assets under active management, including approximately $510 million for thirteen investment company portfolios.

     Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

MANAGEMENT EXPENSES

     For the fiscal year ended May 31, 2002, each Fund paid the Adviser an advisory fee. The fees are set forth below and are expressed as an annual percentage of a Fund's average daily net assets.

FEE SCHEDULE                                      EFFECTIVE ADVISORY FEES
------------                                      -----------------------
Westcore MIDCO Growth Fund                                0.49%
Westcore Growth Fund                                      0.19%
Westcore Small-Cap Growth Fund                            0.20%
Westcore Select Fund                                      0.22%
Westcore International Frontier Fund                      0.36%
Westcore Blue Chip Fund                                   0.47%
Westcore Mid-Cap Opportunity Fund                         0.00%
Westcore Small-Cap Opportunity Fund                       0.55%
Westcore Flexible Income Fund                             0.00%
Westcore Plus Bond Fund                                   0.00%
Westcore Colorado Tax-Exempt Fund                         0.04%

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
INVESTMENT PERSONNEL

WESTCORE MIDCO GROWTH FUND
WESTCORE GROWTH FUND
WESTCORE SELECT FUND

     Securities analysts within the Equity Growth research team recommend purchase and sell decisions for these Funds. Each Fund has a Lead Portfolio Manager, a Lead Portfolio Manager supported by a Co-Portfolio Manager, or Co-Portfolio Managers who work closely with the analysts, challenging investment ideas to ensure that investments are compatible with the Fund's investment objective and strategies.

WESTCORE SMALL-CAP GROWTH FUND

     The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager may receive support from the Equity Growth research team.

WESTCORE INTERNATIONAL FRONTIER FUND

     Securities analysts within the International Small-Cap research team recommend purchase and sell decisions for this Fund. This Fund has a Lead Portfolio Manager who is supported by a Co-Portfolio Manager. The Portfolio Managers work closely with the analysts, challenging investment ideas to ensure that investments are compatible with the Fund's investment objective and strategies.

WESTCORE BLUE CHIP FUND
WESTCORE MID-CAP OPPORTUNITY FUND
WESTCORE SMALL-CAP OPPORTUNITY FUND

     Securities analysts within the Equity Value research team manage these Funds. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by the Funds' investment objectives and strategies.

WESTCORE FLEXIBLE INCOME FUND
WESTCORE PLUS BOND FUND
WESTCORE COLORADO TAX-EXEMPT FUND

     Securities analysts within the Fixed Income research team recommend purchase and sell decisions for these Funds. Each Fund has a Lead Portfolio Manager or Co-Portfolio Managers who work closely with the analysts, challenging investment

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ideas to ensure that investments are compatible with the Fund's investment objective and strategies.

PORTFOLIO MANAGERS

     TODGER ANDERSON, CFA, President of Denver Investment Advisors and Director of Portfolio Management, has been Lead Portfolio Manager of Westcore MIDCO Growth Fund since its inception (August 1, 1986) and Co-Portfolio Manager of Westcore Select Fund since December 1, 2001. Mr. Anderson has been a portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1975 and has 34 years of total professional experience.

     WILLIAM S. CHESTER, CFA, a Vice President of Denver Investment Advisors and Director of the Equity Growth research team, has been Co-Portfolio Manager of Westcore Select Fund since December 1, 2001 and Westcore MIDCO Growth Fund effective October 1, 2002. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986.

     MILFORD H. SCHULHOF, II, a Vice President of Denver Investment Advisors, has been Lead Portfolio Manager of Westcore Growth Fund (formerly the Westcore Growth and Income Fund) since October 1995. Mr. Schulhof has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1985 and has 22 years of total professional experience.

     JOHN N. KARNS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for managing the portfolios of small-cap and large-cap institutional clients as well as managing Denver Investment Advisors' IPO investments. Mr. Karns has been Lead Portfolio Manager of Westcore Small-Cap Growth Fund since its inception (October 1, 1999). Prior to joining Denver Investment Advisors in 1998, Mr. Karns worked as a vice president and co-portfolio manager at Salomon Smith Barney for three years and in institutional research for one year. Mr. Karns has 13 years of total professional experience.

     ADAM D. SCHOR, CFA, a Vice President of Denver Investment Advisors and Director of the International Small-Cap research team, has been Lead Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of

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
Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer in August 1999. From 1993 to 1997, Mr. Schor worked at Harris Associates, where he covered various geographic regions for the Oakmark International Fund. He also co-managed the Oakmark International Small-Cap Fund and the Growth Fund of Israel. Mr. Schor has 13 years of total professional experience.

     KEVIN P. BECK, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Beck has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Beck worked for Robert Fleming, Inc. as a Senior Latin America Equity Analyst, beginning in 1998. From 1996 to 1998, Mr. Beck worked as an Equity Analyst at American Family Insurance and has 9 years of total professional experience.

     JEROME R. POWERS, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income and Plus Bond Funds (formerly the Westcore Long-Term and Intermediate-Term Bond Funds, respectively) since October 1, 2000 and was Lead Portfolio Manager for both Funds from October 1, 1997 to September 30, 2000. Mr. Powers has been a Vice President and portfolio manager with Denver Investment Advisers since 1997 and has 21 years of total professional experience.

     ALEX LOCK, a Vice President of Denver Investment Advisors and Director of the Fixed Income research team, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2000. Mr. Lock has been a fixed income research analyst with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1989 and has 20 years of total professional experience.

     GLEN T. CAHILL, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Plus Bond Fund since October 1, 2000 and Westcore Colorado Tax-Exempt Fund effective October 1, 2002. He has been a fixed income research analyst with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1984 and has 20 years of total professional experience.

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     THOMAS B. STEVENS, CFA, a Vice President of Denver Investment Advisors, has
been Lead Portfolio Manager of Westcore Colorado Tax-Exempt Fund since May 28, 1999. Mr. Stevens has been a Vice President and portfolio manager with Denver Investment Advisers and its predecessor, Denver Investment Advisors, Inc., since 1986 and has 32 years of total professional experience.

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
RESEARCH TEAMS

As of the date of this prospectus, the Equity Growth, Equity Value, International Small Cap Equity and Fixed Income research teams consist of the following persons.*

                                         Total Years of     Years at Adviser and
                                          Professional           Predecessor
                                           Experience           Organizations
                                           ----------           -------------
EQUITY GROWTH(1)
Todger Anderson, CFA                           34                     27
William S. Chester, CFA                        16                     16
John N. Karns                                  13                      4
Milford H. Schulhof, II                        22                     17
Derek Anguilm                                   3                      2
Samuel R. Aybar, CFA                            9                      6
Jeffrey J. Loehr                                1                      1
Jeffrey S. Payne, CFA                          18                      4
Lisa Z. Ramirez, CFA                            9                      9
Wiley Reed, CFA                                 7                      6

EQUITY VALUE(2)
Mark M. Adelmann, CFA, CPA                     22                      7
Troy Dayton, CFA                                6                      1
David L. Hand, CFA                             10                      4
Kris Herrick, CFA                               5                      2

INTERNATIONAL SMALL CAP EQUITY(3)
Adam D. Schor, CFA                             13                      5
Kevin Beck, CFA                                 9                      2
John Fenley, CFA                               12                      2

FIXED INCOME(4)
Jerome R. Powers, CFA                          21                      5
Glen T. Cahill, Jr., CFA                       20                     18
Alex Lock                                      20                     13
Thomas B. Stevens, CFA                         32                     16
Mark McKissick, CFA                            10                      3
Bill Stafford, CFA                              8                      4

*    The composition of the various teams may change from time to time.

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(1)  The Equity Growth research team participates in the management of the MIDCO
     Growth Fund, Growth Fund, Select Fund and Small-Cap Growth Fund, as discussed above under "Investment Personnel."

(2) The Equity Value research team participates in the management of the Blue Chip Fund, Mid-Cap Opportunity Fund and Small-Cap Opportunity Fund, as discussed above under "Investment Personnel."

(3) The International Small Cap Equity research team participates in the management of the International Frontier Fund, as discussed above under "Investment Personnel."

(4) The Fixed Income research team participates in the management of the Flexible Income Fund, Plus Bond Fund and Colorado Tax-Exempt Fund, as discussed above under "Investment Personnel."

CO-ADMINISTRATORS

     ALPS Mutual Fund Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

     The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

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
FINANCIAL HIGHLIGHTS

     The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

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WESTCORE MIDCO GROWTH FUND

FOR THE YEAR ENDED MAY 31,*                 2002         2001         2000         1999         1998
                                          --------     --------     --------     --------     --------
Net asset value beginning of the period   $   5.97     $  18.09     $  20.03     $  20.54     $  20.92
INCOME FROM INVESTMENT OPERATIONS
    Net investment income/(loss)             (0.05)       (0.06)       (0.17)       (0.23)       (0.17)
    Net realized and unrealized
    gain/(loss) on investments               (0.11)       (2.10)        7.08         2.22         3.03
Total income/(loss) from
  investment operations                      (0.16)       (2.16)        6.91         1.99         2.86
DISTRIBUTIONS
Dividends from net investment
  income                                      0.00         0.00         0.00         0.00         0.00
Distributions from net realized
  gain on investments                         0.00        (9.96)       (8.85)       (2.50)       (3.24)
Total distributions                           0.00        (9.96)       (8.85)       (2.50)       (3.24)
Net asset value, end of period            $   5.81     $   5.97     $  18.09     $  20.03     $  20.54
Total return                                 (2.68)%     (14.81)%      35.63%       11.87%       15.10%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                            $114,450     $146,441     $232,354     $277,924     $565,293
  Ratio of expenses to average
    net assets                                1.15%        1.15%        1.15%        1.15%        1.13%
  Ratio of expenses to average
    net assets without fee waivers            1.33%        1.27%        1.21%        1.19%        1.13%
  Ratio of net investment
    income/(loss) to
    average net assets                       (0.75)%      (0.72)%      (0.81)%      (0.63)%      (0.71)%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers               (0.92)%      (0.84)%      (0.87)%      (0.68)%      (0.71)%
  Portfolio turnover rate (1)                67.04%      190.77%      117.65%      116.46%       75.79%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $80,696,503 and $105,787,310, respectively.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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WESTCORE GROWTH FUND (1)

FOR THE YEAR ENDED MAY 31,*                    2002        2001        2000         1999(3)         1998
                                             -------     -------     -------        -------       -------
Net asset value
  beginning of the period                    $ 12.14     $ 15.24     $ 12.30        $ 13.74       $ 13.03
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                 (0.03)      (0.04)      (0.06)          0.00(4)       0.01
  Net realized and unrealized
    gain/(loss) on investments                 (1.53)      (0.73)       5.27           0.66          2.54
Total income/(loss) from
  investment operations                        (1.56)      (0.77)       5.21           0.66          2.55
DISTRIBUTIONS
Dividends from net investment
  income                                        0.00        0.00       (0.01)         (0.01)        (0.07)
Distributions from net realized
  gain on investments                          (0.10)      (2.33)      (2.26)         (2.09)        (1.77)
Total distributions                            (0.10)      (2.33)      (2.27)         (2.10)        (1.84)
Net asset value, end of period               $ 10.48     $ 12.14     $ 15.24        $ 12.30       $ 13.74
Total return                                  (12.86)%     (5.54)%     44.88%(5)       6.25%        20.74%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                               $25,827     $16,864     $16,157        $12,789       $15,160
  Ratio of expenses to average net assets       1.15%       1.15%       1.15%          1.15%         1.15%
  Ratio of expenses to average net assets
   without fee waivers                          1.61%       1.64%       1.73%          1.75%         1.71%
  Ratio of net investment income/(loss) to
    average net assets                         (0.38)%     (0.37)%     (0.46)%         0.02%         0.40%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers                 (0.85)%     (0.86)%     (1.04)%        (0.58)%       (0.16)%
  Portfolio turnover rate (2)                  49.09%      65.07%      81.19%         72.59%        41.40%

(1) The Fund's name was changed from the Westcore Growth and Income Fund to the Westcore Growth Fund as of October 1, 2002, to reflect a change in the Fund's investment strategy. The Fund's name was changed from the Westcore Equity Income Fund to the Westcore Growth and Income Fund as of January 1, 1996, to reflect a different investment objective and different investment policies. Prior to January 1, 1996, the Fund's investment objective was to seek reasonable income through investments in income-producing securities. As of January 1, 1996, the Fund's investment objective was revised to seek long-term total return through capital appreciation and current income. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $19,586,312 and $8,549,555, respectively.

(3) Per share amounts calculated based on the average shares outstanding during the period.

(4)  Less than $.005 per share.

(5) A significant portion of the Fund's total return was attributable to its investments in the initial public offering ("IPO") market.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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WESTCORE SMALL-CAP GROWTH FUND

FOR THE YEAR ENDED MAY 31,             2002        2001          2000*
                                     -------     -------        -------
Net asset value
  beginning of the period            $ 17.51     $ 16.99        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)         (0.21)      (0.08)         (0.01)
  Net realized and unrealized
    gain/(loss)                        (3.03)       0.60           7.03
Total income/(loss) from
  investment operations                (3.24)       0.52           7.02
DISTRIBUTIONS
Dividends from net investment
  income                                0.00        0.00          (0.03)
Distributions from net realized
  gain on investments                   0.00        0.00           0.00
Total distributions                     0.00        0.00          (0.03)
Net asset value, end of period       $ 14.27     $ 17.51        $ 16.99
Total return                          (18.50)%      3.06%(3)      70.11%(3)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                       $10,896     $19,752        $21,771
  Ratio of expenses to average
    net assets                          1.30%       1.30%          1.30%(2)
  Ratio of expenses to average
    net assets without fee waivers      2.11%       1.84%          1.72%(2)
  Ratio of net investment
    income/(loss) to
    average net assets                 (0.97)%     (0.27)%        (0.08)%(2)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers         (1.78)%     (0.81)%        (0.50)%(2)
  Portfolio turnover rate(1)          127.04%     189.83%        149.88%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $19,048,684 and $24,760,612, respectively.

(2)  Annualized.

(3) A significant portion of the Fund's total return was attributable to its investments in the IPO market.

*    For the period October 1, 1999 (inception of offering) to May 31, 2000.

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
WESTCORE SELECT FUND

FOR THE YEAR ENDED MAY 31,             2002         2001            2000*
                                     --------     --------        --------
Net asset value
  beginning of the period            $  12.73     $  22.48        $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)          (0.09)        0.06           (0.00)(3)
  Net realized and unrealized
    gain/(loss)                         (1.21)        0.68           13.29
Total income/(loss) from
  investment operations                 (1.30)        0.74           13.29
DISTRIBUTIONS
Dividends from net investment
  income                                 0.00        (0.08)          (0.01)
Distributions from net realized
  gain on investments                    0.00       (10.41)          (0.80)
Total distributions                      0.00       (10.49)          (0.81)
Net asset value, end of period       $  11.43     $  12.73        $  22.48
Total return                           (10.21)%       6.03%(4)      134.33%(4)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                       $ 14,871     $ 31,617        $ 36,037
  Ratio of expenses to average
    net assets                           1.15%        1.15%           1.15%(2)
  Ratio of expenses to average
    net assets without fee waivers       1.59%        1.43%           1.39%(2)
  Ratio of net investment
    Income/(loss) to
    average net assets                  (0.47)%       0.17%          (0.02)%(2)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers          (0.91)%      (0.11)%         (0.26)%(2)
  Portfolio turnover rate(1)          1152.79%     1532.62%        1142.65%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $209,944,976 and $223,399,353, respectively.

(2)  Annualized.

(3)  Less than ($.005) per share.

(4) A significant portion of the Fund's total return was attributable to its investment in the IPO market.

*    For the period October 1, 1999 (inception of offering) to May 31, 2000.

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
WESTCORE INTERNATIONAL FRONTIER FUND

FOR THE YEAR ENDED MAY 31,             2002        2001       2000*
                                     -------     -------     -------
Net asset value
  beginning of the period            $  8.69     $ 11.60     $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)         (0.11)      (0.02)       0.03
  Net realized and unrealized
    gain/(loss)                        (1.09)      (2.56)       1.58
Total income/(loss) from
  investment operations                (1.20)      (2.58)       1.61
DISTRIBUTIONS
Dividends from net investment
  income                                0.00       (0.02)      (0.01)
Distributions from net realized
  gain on investments                   0.00       (0.31)       0.00
Total distributions                     0.00       (0.33)      (0.01)
Net asset value, end of period       $  7.49     $  8.69     $ 11.60
Total return                          (13.91)%    (22.56)%     16.12%(3)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                       $11,673     $30,902     $21,613
  Ratio of expenses to average
    net assets                          1.50%       1.50%       1.50%(2)
  Ratio of expenses to average
    net assets without fee waivers      2.35%       2.03%       2.08%(2)
  Ratio of net investment
    income/(loss) to
    average net assets                 (0.75)%     (0.16)%      0.39%(2)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers         (1.60)%     (0.69)%     (0.19)%(2)
  Portfolio turnover rate(1)          114.55%      61.28%      93.31%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $19,469,541 and $31,561,373, respectively.

(2)  Annualized.

(3) A significant portion of the Fund's total return was attributable to its investments in the IPO market.

*    For the period December 15, 1999 (inception of offering) to May 31, 2000.

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
WESTCORE BLUE CHIP FUND

FOR THE YEAR ENDED MAY 31,*             2002        2001        2000        1999        1998
                                      -------     -------     -------     -------     -------
Net asset value
  beginning of the period             $ 13.65     $ 14.73     $ 17.23     $ 18.81     $ 18.15
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)           0.03        0.05        0.00        0.04        0.13
  Net realized and unrealized
    gain/(loss) on investments          (1.57)       0.90        0.02        1.07        4.66
Total income/(loss) from
  investment operations                 (1.54)       0.95        0.02        1.11        4.79
DISTRIBUTIONS
Dividends from net investment
  income                                (0.03)      (0.04)       0.00       (0.07)      (0.14)
Distributions from net realized
  gain on investments                   (0.80)      (1.99)      (2.52)      (2.62)      (3.99)
Total distributions                     (0.83)      (2.03)      (2.52)      (2.69)      (4.13)
Net asset value, end of period        $ 11.28     $ 13.65     $ 14.73     $ 17.23     $ 18.81
Total return                           (11.33)%      7.88%       1.01%       7.42%      29.53%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                        $42,612     $51,569     $51,892     $69,354     $72,477
  Ratio of expenses to average
    net assets                           1.15%       1.15%       1.15%       1.15%       1.15%
  Ratio of expenses to average
    net assets without fee waivers       1.33%       1.29%       1.28%       1.25%       1.23%
  Ratio of net investment
    income/(loss) to
    average net assets                   0.23%       0.35%       0.02%       0.19%       0.60%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers           0.05%       0.20%      (0.11)%      0.09%       0.52%
  Portfolio turnover rate (1)           50.17%     119.69%      73.95%      73.39%      48.50%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $21,869,035 and $24,904,058, respectively.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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
FINANCIAL HIGHLIGHTS

WESTCORE MID-CAP OPPORTUNITY FUND

FOR THE YEAR ENDED MAY 31,                  2002        2001        2000          1999*
                                          -------     -------     -------        -------
Net asset value
  beginning of the period                 $ 15.25     $ 14.48     $ 11.05        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)               0.01        0.00       (0.02)         (0.01)
  Net realized and unrealized
    gain/(loss)                             (0.94)       2.65        3.45           1.06
Total income/(loss) from
  investment operations                     (0.93)       2.65        3.43           1.05
DISTRIBUTIONS
Dividends from net investment
  income                                     0.00        0.00        0.00(2)        0.00
Distributions from net realized
  gain on investments                       (1.06)      (1.88)       0.00           0.00
Total distributions                         (1.06)      (1.88)       0.00           0.00
Net asset value, end of period            $ 13.26     $ 15.25     $ 14.48        $ 11.05
Total return                                (5.92)%     21.37%      31.08%(3)      10.50%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                            $ 9,279     $ 4,837     $ 3,011        $ 2,585
  Ratio of expenses to average
    net assets                               1.25%       1.25%       1.25%          1.25%(4)
  Ratio of expenses to average
    net assets without fee waivers           2.75%       3.47%       3.51%          5.33%(4)
  Ratio of net investment
    income/(loss) to average net assets     (0.14)%     (0.10)%     (0.18)%        (0.11)%(4)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers              (1.65)%     (2.32)%     (2.44)%        (4.19)%(4)
  Portfolio turnover rate(1)                67.11%     182.87%     159.34%         71.65%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $7,909,525 and $3,304,450, respectively.

(2)  Less than ($.005) per share.

(3) A significant portion of the Fund's total return was attributable to its investments in the IPO market.

(4)  Annualized.

*    For the period October 1, 1998 (inception of offering) to May 28, 1999.

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
FINANCIAL HIGHLIGHTS

WESTCORE SMALL-CAP OPPORTUNITY FUND

FOR THE YEAR ENDED MAY 31,*            2002        2001        2000        1999        1998
                                     -------     -------     -------     -------     -------
Net asset value
  beginning of the period            $ 26.11     $ 20.13     $ 20.18     $ 26.71     $ 23.87
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)         (0.03)      (0.02)       0.03        0.08        0.01
  Net realized and unrealized
    gain/(loss) on investments          1.39        6.00        0.01       (5.35)       6.83
Total income/(loss) from
  investment operations                 1.36        5.98        0.04       (5.27)       6.84
DISTRIBUTIONS
Dividends from net investment
  income                                0.00        0.00       (0.09)      (0.05)      (0.03)
Distributions from net realized
  gain on investments                   0.00        0.00        0.00       (1.21)      (3.97)
Total distributions                     0.00        0.00       (0.09)      (1.26)      (4.00)
Net asset value, end of period       $ 27.47     $ 26.11     $ 20.13     $ 20.18     $ 26.71
Total return                            5.21%      29.71%       0.20%     (19.72)%     30.40%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                       $40,030     $38,643     $34,558     $88,635     $61,069
  Ratio of expenses to average
    net assets                          1.30%       1.30%       1.30%       1.30%       1.30%
  Ratio of expenses to average
    net assets without fee waivers      1.75%       1.81%       1.67%       1.63%       1.66%
  Ratio of net investment
    income/(loss) to average net
    assets                             (0.11)%     (0.07)%      0.25%       0.37%       0.03%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers         (0.59)%     (0.59)%     (0.12)%      0.04%      (0.33)%
  Portfolio turnover rate(1)           76.61%     190.81%      99.84%      82.47%      78.48%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $26,229,267 and $27,226,264, respectively.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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
FINANCIAL HIGHLIGHTS

WESTCORE FLEXIBLE INCOME FUND(1)

FOR THE YEAR ENDED MAY 31,*             2002        2001         2000        1999        1998
                                      -------     -------      -------     -------     -------
Net asset value
  beginning of the period             $  9.64     $  9.19      $  9.87     $ 10.36     $  9.67
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)           0.75        0.67         0.58        0.57        0.60
  Net realized and unrealized
    gain/(loss) on investments          (0.16)       0.45        (0.58)      (0.43)       0.96
Total income/(loss) from
  investment operations                  0.59        1.12         0.00        0.14        1.56
DISTRIBUTIONS
Dividends from net investment
  income                                (0.75)      (0.67)       (0.58)      (0.57)      (0.60)
Distributions from net realized
  gain on investments                    0.00        0.00(3)     (0.10)      (0.06)      (0.27)
Total distributions                     (0.75)      (0.67)       (0.68)      (0.63)      (0.87)
Net asset value, end of period        $  9.48     $  9.64      $  9.19     $  9.87     $ 10.36
Total return                             6.40%      12.55%        0.11%       1.21%      16.63%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                        $10,322     $ 7,090      $23,596     $21,798     $18,466
  Ratio of expenses to average
    net assets                           0.85%       0.92%        0.95%       0.95%       0.95%
  Ratio of expenses to average
    net assets without fee waivers       1.77%       1.62%        1.26%       1.22%       1.23%
  Ratio of net investment
    income/(loss) to
    average net assets                   7.96%       6.56%        6.11%       5.47%       5.87%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers           7.04%       5.87%        5.80%       5.21%       5.58%
  Portfolio turnover rate(2)            48.07%      43.20%       36.02%      15.97%      11.05%

(1) The Westcore Long-Term Bond Fund is the former name of the Westcore Flexible Income Fund. The Fund's name was changed as of October 1, 2000 to reflect a different investment objective and different investment policies. Prior to October 1, 2000, the Fund's investment objective was to seek a long-term total rate of return by investing primarily in investment grade bonds. As of October 1, 2000, the Fund's investment objective was revised to seek a long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $7,339,514 and $3,954,565, respectively.

(3)  Less than ($.005) per share.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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
FINANCIAL HIGHLIGHTS

WESTCORE PLUS BOND FUND(1)

FOR THE YEAR ENDED MAY 31,*            2002        2001        2000        1999        1998
                                     -------     -------     -------     -------     -------
Net asset value
  beginning of the period            $ 10.37     $  9.81     $ 10.27     $ 10.51     $ 10.23
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)          0.66        0.66        0.63        0.61        0.61
  Net realized and unrealized
    gain/(loss) on investments         (0.03)       0.56       (0.46)      (0.24)       0.28
Total income/(loss) from
  investment operations                 0.63        1.22        0.17        0.37        0.89
DISTRIBUTIONS
Dividends from net investment
  income                               (0.66)      (0.66)      (0.63)      (0.61)      (0.61)
Distributions from net realized
  gain on investments                   0.00        0.00        0.00        0.00        0.00
Total distributions                    (0.66)      (0.66)      (0.63)      (0.61)      (0.61)
Net asset value, end of period       $ 10.34     $ 10.37     $  9.81     $ 10.27     $ 10.51
Total return                            6.24%      12.80%       1.67%       3.54%       8.88%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                       $54,060     $55,188     $34,208     $41,155     $50,159
  Ratio of expenses to average
    net assets                          0.55%       0.62%       0.85%       0.85%       0.85%
  Ratio of expenses to average
    net assets without fee waivers      1.07%       1.09%       1.11%       1.01%       0.98%
  Ratio of net investment
    income/(loss) to
    average net assets                  6.34%       6.49%       6.18%       5.72%       5.77%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers          5.82%       6.02%       5.92%       5.57%       5.65%
  Portfolio turnover rate(2)           60.19%      79.33%      37.26%      24.68%      23.45%

(1) The Westcore Intermediate Term Bond Fund is the former name of the Westcore Plus Bond Fund. The Fund's name was changed as of October 1, 2000 to reflect a different investment objective and different investment policies. Prior to October 1, 2000, the Fund's investment objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. As of October 1, 2000, the Fund's investment objective was revised to seek a long-term total rate of return, consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities. Past performance is not intended to be indicative or representative of future performance.

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $31,643,792 and $34,180,041, respectively.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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
FINANCIAL HIGHLIGHTS

WESTCORE COLORADO TAX-EXEMPT FUND

FOR THE YEAR ENDED MAY 31,*             2002        2001        2000        1999        1998
                                      -------     -------     -------     -------     -------
Net asset value
  beginning of the period             $ 11.03     $ 10.40     $ 11.01     $ 11.06     $ 10.78
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)           0.44        0.45        0.46        0.47        0.50
  Net realized and unrealized
    gain/(loss) on investments           0.15        0.64       (0.61)      (0.05)       0.28
Total income/(loss) from
  investment operations                  0.59        1.09       (0.15)       0.42        0.78
DISTRIBUTIONS
Dividends from net investment
  income                                (0.44)      (0.46)      (0.46)      (0.47)      (0.50)
Distributions from net realized
  gain on investments                    0.00        0.00        0.00        0.00        0.00
Total distributions                     (0.44)      (0.46)      (0.46)      (0.47)      (0.50)
Net asset value, end of period        $ 11.18     $ 11.03     $ 10.40     $ 11.01     $ 11.06
Total return                             5.43%      10.59%      (1.36)%      3.80%       7.32%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)                        $45,508     $46,774     $37,055     $45,506     $31,501
  Ratio of expenses to average
    net assets                           0.65%       0.65%       0.63%       0.53%       0.50%
  Ratio of expenses to average
    net assets without fee waivers       1.12%       1.13%       1.14%       1.09%       1.17%
  Ratio of net investment
    Income/(loss) to
    average net assets                   3.91%       4.14%       4.28%       4.21%       4.54%
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers           3.44%       3.66%       3.77%       3.65%       3.87%
  Portfolio turnover rate(1)            13.09%       7.30%      19.76%      12.12%      24.94%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002, were $5,986,077 and $6,310,848, respectively.

*    Year ended May 29 for 1998 and Year ended May 28 for 1999.

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
APPENDIX A

BOND RATING CATEGORIES

MOODY'S INVESTORS SERVICE, INC.

BOND RATING    EXPLANATION
-----------    -----------

AAA Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
A-1                                                                       [LOGO]

B              Bonds generally lack characteristics of the desirable investment.
               Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 A-2

APPENDIX

STANDARD & POOR'S RATINGS GROUP, DIVISION OF MCGRAW HILL

BOND RATING    EXPLANATION
-----------    -----------

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

--------------------------------------------------------------------------------
A-3                                                                       [LOGO]

CCC An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 A-4

[BACK COVER]

WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

          WRITE TO: Westcore Funds
                    1625 Broadway
                    Suite 2200
                    Denver, CO  80202

          BY PHONE: 1-800-392-CORE (2673)

          WEB:      www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

THE WESTCORE FUNDS INVESTMENT COMPANY ACT FILE NO. IS 811-3373
Funds distributed by ALPS Distributors, Inc.

WC110

[FRONT COVER]


                                 [MOUNTAIN LOGO]

                                 WESTCORE FUNDS


                             EQUITY FUNDS PROSPECTUS

                       [Photograph of mountain and trees]

                                 October 1, 2002






                                Westcore Micro-Cap Fund

            Westcore International Small-Cap Value Fund









                   -------------------------------------------------------------
                   Westcore Funds are managed by Denver Investment Advisors LLC.




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS

                                                                           PAGES

Risk/Return Summary......................................................     1

Westcore Equity Funds....................................................     1

Fees and Expenses of the Funds...........................................     3

Types of Investment Risk.................................................     4

How to Invest and Obtain Information.....................................    12

How to Contact Westcore Funds............................................    12

Purchasing Shares........................................................    12

Exchanging Shares........................................................    14

Redeeming Shares.........................................................    16

Additional Information on Telephone and Online Service...................    17

General Account Policies.................................................    18

Distributions and Taxes..................................................    22

Management of the Funds..................................................    24

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

WESTCORE EQUITY FUNDS

     THE WESTCORE EQUITY FUNDS are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE EQUITY FUNDS?

WESTCORE GROWTH FUND:

     * WESTCORE MICRO-CAP FUND - long-term growth of capital primarily through investments in very small companies with growth potential.


WESTCORE INTERNATIONAL VALUE FUND:

     * WESTCORE INTERNATIONAL SMALL-CAP VALUE FUND - long-term capital appreciation by investing primarily in international companies with small capitalizations whose stocks appear to be undervalued.

Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE EQUITY FUNDS?

     WESTCORE GROWTH FUNDS: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

     When seeking investments for Growth Funds, the investment adviser (the "Adviser") performs intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive. If the Adviser is unable to find investments with above average revenue and earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.

     WESTCORE MICRO-CAP FUND invests primarily in common stock of a limited number of very small companies that appear to have above average revenue and earnings growth potential. This includes, but is not limited to, Initial Public Offerings ("IPO"), a corporation's first offering of stock to the public. Very small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Very small company stocks may have higher return/risk potential than larger company stocks, including small company stocks.

     Under normal circumstances, at least 80% of the value of this Fund's total net assets is invested in micro-cap companies.* For purposes of this policy, the Fund currently considers micro-cap companies to be companies with market capitalizations of $500 million or less at the time of purchase.

     WESTCORE INTERNATIONAL VALUE FUNDS: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.

     As the first step in identifying stocks for purchase, the Adviser uses a variety of sources to find stocks that appear to be undervalued based on traditional measures such as price/earnings, price/book value and price/cash flow. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. A Value Fund may sell a stock when it reaches an established target, when the model indicates it is no longer undervalued or when its fundamental business prospects change. If the Adviser is unable to locate attractive investment opportunities, a significant portion of the Fund's assets may be in cash or similar investments. The following describes our International Small-Cap Value Fund, which executes this strategy for small international companies.

     WESTCORE INTERNATIONAL SMALL-CAP VALUE FUND invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase with unrecognized potential whose stocks appear to be undervalued. Under normal circumstances, the Fund invests at least 80% of the value of its total net assets in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $1.5 billion or less at the time of purchase. At least 65% of the Fund's assets are invested in common stocks of foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies, if in the Adviser's opinion, they represent better prospects for appreciation than smaller foreign companies or than foreign companies in general.

     The Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. The Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. For purposes of determining the countries in which the Fund invests, the Fund considers emerging market countries to be those countries not listed as developed countries above.

     The Fund may enter into foreign currency exchange transactions from time to time to hedge the risks of fluctuations in foreign currencies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE EQUITY FUNDS?

     As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (MARKET RISK). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (MANAGEMENT RISK). Therefore, you could lose money by investing in the Equity Funds.

--------
* Shareholders will receive notice 60 days prior to any change in this policy.

     WESTCORE INTERNATIONAL SMALL-CAP VALUE FUND'S exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (FOREIGN RISK). Emerging market securities are particularly subject to foreign risks. Therefore, the value of this Fund may be more volatile than equity funds investing only in domestic companies.

     The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes the use of these techniques will benefit the Fund, however the Fund's performance could be worse if the Adviser's judgement proves incorrect.

     WESTCORE MICRO-CAP AND INTERNATIONAL SMALL-CAP VALUE FUNDS are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (SMALL COMPANY RISK). Therefore, the value of this Fund may be more volatile.

     WESTCORE MICRO-CAP FUND is subject to increased levels of small company risk because it invests in very small companies.

     WESTCORE MICRO-CAP FUND AND INTERNATIONAL SMALL-CAP VALUE FUND are non-diversified. This means they may from time to time invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Funds held a greater number of issues (NON-DIVERSIFICATION RISK). Therefore, the value of these Funds may be more volatile than funds that hold a greater number of issuers.

     WESTCORE MICRO-CAP AND WESTCORE INTERNATIONAL SMALL-CAP VALUE FUNDS may participate in the initial public offering (IPO) market. A significant portion of the Funds' returns may be attributable to their investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on their total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (LIQUIDITY RISK). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO
RISK). The purchase of IPO shares may involve higher transaction costs.

     An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                 Westcore       Westcore International
                                                              Micro-Cap Fund       Small-Cap Value
                                                              --------------       ---------------
SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed or                2%                    2%
exchanged if shares are held less than 3 months)

Annual Account Maintenance Fee (for accounts under
$1,000 as further described on pg. 54)                          $12.00                $12.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees (1)                                               1.30%                 1.05%
Distribution (12b-1) Fees                                         None                  None
Other Expenses (1)                                                1.02%                 0.88%
Total Annual Fund Operating Expenses                              2.32%                 1.93%
Fee Waiver and Expense Reimbursement (1)                         (0.72%)               (0.43%)
Net Annual Fund Operating Expenses (1)                            1.60%                 1.50%

----------
(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for Micro-Cap and International Small-Cap Value Funds from October 1, 2002 until at least September 30, 2003, so that Net Annual Fund Operating Expenses will be no more than 1.60% and 1.50% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Gross Annual Operating Expenses for all years set forth in the table on pages 19 and 20 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         Westcore International
                            Westcore Micro-Cap Fund          Small-Cap Value
                            -----------------------          ---------------
     One Year                        $235                         $196
     Three Years                      724                          606

TYPES OF INVESTMENT RISK

         The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

LIQUIDITY RISK - ALL FUNDS

     Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly traded equity securities of the same class ("private investment in public equity" or "pipes"). The pipes may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the pipes within a specified period of time, but there is no assurance that the pipes will be publicly registered.

     There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

MANAGEMENT RISK - ALL FUNDS

     A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

MARKET RISK - ALL FUNDS

     The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

     Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

OTHER TYPES OF INVESTMENTS - ALL FUNDS

     This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

PORTFOLIO TURNOVER RISKS - ALL FUNDS, BUT PREDOMINANTLY MICRO-CAP FUND

     The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

     The Adviser believes that the Westcore Micro-Cap Fund may have a high portfolio turnover during the current fiscal year.

TEMPORARY DEFENSIVE POSITIONS - ALL FUNDS

     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions.

ADDITIONAL RISKS THAT APPLY TO PARTICULAR INVESTMENTS

CASH POSITION - ALL FUNDS

     When a Fund's Adviser believes that market conditions are unfavorable for profitable investing, including situations where it is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks that constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. However, the Adviser may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.

CONVERTIBLE SECURITIES - ALL FUNDS

     These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

     The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

DERIVATIVE RISK - ALL FUNDS, BUT PREDOMINANTLY INTERNATIONAL SMALL-CAP VALUE
FUND

     The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS - ALL FUNDS, BUT PREDOMINANTLY INTERNATIONAL SMALL-CAP VALUE FUND

     These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

     Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

FOREIGN SECURITIES STRATEGIES AND RISKS - ALL FUNDS, BUT PREDOMINANTLY INTERNATIONAL SMALL-CAP VALUE FUND

     Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

     *    less government regulation
     *    less public information
     *    less economic, political and social stability
     *    less security registration requirements
     *    less security settlement procedures and regulations
     * an adverse change in diplomatic relations between the U.S. and another country
     *    the imposition of withholding taxes on dividend income
     *    the seizure or nationalization of foreign holdings
     *    the establishment of exchange controls
     *    freezes on the convertibility of currency
     * the adoption of other governmental restrictions adversely affecting investment in foreign securities

     Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.

     Investments in foreign securities also involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

     Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

     Investments in foreign securities may be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the Westcore Micro-Cap Fund's assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.

INITIAL PUBLIC OFFERINGS - ALL FUNDS

     Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

OTHER INVESTMENT COMPANIES - ALL FUNDS

     The Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 (1940 Act), in other investment companies that invest in high quality, short-term debt securities or in a manner consistent with the Fund's investment objective. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

REITs - ALL FUNDS

     The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

SECURITIES LENDING - ALL FUNDS

     These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

SMALL-CAP STOCK RISK - ALL FUNDS

     Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

     In addition, the Micro-Cap Fund's investments in unseasoned companies present risks considerably greater that investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such disposition is not desirable or to make many small sales over a lengthy period of time.

U.S. GOVERNMENT OBLIGATIONS - ALL FUNDS

The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

WESTCORE FUNDS RISK SPECTRUM

     The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.

FUNDS                               CONSERVATIVE       MODERATE       AGGRESSIVE
-----                               ------------       --------       ----------

Westcore Micro-Cap Fund                                                ________


Westcore International Small-Cap
  Value Fund                                                    ______

HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS

                  ONLINE                         www.westcore.com:
            [COMPUTER GRAPHIC]
                                                 Westcore Trans@ction Center
                                                 24 hours a day, seven days a week
                                                 * Access account information
                                                 * Perform transactions
                                                 * Order duplicate statements
                                                   and tax forms
                                                 * Change your address or distribution options

               BY TELEPHONE                      1-800-392-CORE (2673):
           [TELEPHONE GRAPHIC]
                                                 Westcore Investor Services
                                                 Weekdays: 7 a.m. to 6 p.m. mountain time
                                                 -----------------------------------
                                                 Westcore Automated Service Line
                                                 24 hours a day, seven days a week
                                                 * Access account information
                                                 * Perform transactions
                                                 * Order duplicate statements, tax forms or additional
                                                   checkbooks for the BlackRock Money Market Portfolio

             BY REGULAR MAIL                     Westcore Funds
             [LETTER GRAPHIC]                    P.O. Box 8319
                                                 Boston, MA 02266-8319

 BY EXPRESS, CERTIFIED OR REGISTERED MAIL        Westcore Funds
             [PLANE GRAPHIC]                     C/O BFDS
                                                 66 Brooks Drive
                                                 Braintree, MA 02184

                IN PERSON                        Westcore Funds
             [PERSON GRAPHIC]                    1625 Broadway, Suite 2200
                                                 Denver, CO 80202

HOW TO PURCHASE, EXCHANGE AND REDEEM

This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

PURCHASING SHARES

     You may purchase additional shares through any of the options below or in person at the location listed on page 12. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

                  BY MAIL                        Opening a New Account
             [LETTER GRAPHIC]                    Read this prospectus. Send a completed application with your check and mail to appropriate address.

                                                 Adding to Your Existing Account
                                                 Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following instructions on page 14 and mail to the appropriate address.

               BY TELEPHONE*                     If you are an existing shareholder, you may purchase additional
            [TELEPHONE GRAPHIC]                  shares by telephone.

                                                 Call 1-800-392-CORE (2673) to speak with an Investor Service
                                                 Representative from 7 a.m. to 6 p.m. mountain time or use the 24-
                                                 hour Westcore Automated Service Line.

             BY ONLINE ACCESS*                   If you are an existing shareholder, you may purchase additional
            [COMPUTER GRAPHIC]                   shares online.

                                                 Access the 24-hour Westcore Trans@ction Center located at
                                                 WWW.WESTCORE.COM.

               BY AUTOMATIC                      Complete the Automatic Investment Plan Section on your
              INVESTMENT PLAN                    application to have money automatically withdrawn from your
            [CALENDAR GRAPHIC]                   bank account monthly, quarterly or annually.

                                                 The minimum automatic investment must be the equivalent of at least $100 per month.

                                                 To add this option to your account, please call 1-800-392-CORE
                                                 (2673) or access WWW.WESTCORE.COM for the appropriate form.

                  BY WIRE                        You may purchase Westcore shares by wire transfer from your
              [WIRE GRAPHIC]                     bank account to your Westcore account. There is a $1,000
                                                 minimum for purchases by wire.

                                                 To place a purchase by wire, please call 1-800-392-CORE (2673)
                                                 to speak with an Investor Service Representative from 7 a.m. to 6
                                                 p.m. mountain time.

                                                 WIRE TO:
                                                 State Street Bank
                                                 ABA #011000028
                                                 DDA #99046344
                                                 ATTN: Custody and Shareholder Services
                                                 Fund Name
                                                 Your Account Number

----------
* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 17.

IMPORTANT NOTES ON PURCHASING SHARES:

* When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instruction as to Fund, account number and amount.

* Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

* Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the bank account and fund account registration will not be accepted for purchases.

* If you are purchasing shares in a retirement account,* please indicate whether the purchase is a rollover or a current or prior-year contribution.

* After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

* If a check does not clear your bank, Westcore reserves the right to cancel the purchase.

* If Westcore is unable to debit your predesignated bank account for purchases, they may make additional attempts or cancel the purchase.

*    Westcore reserves the right to reject any order.

* If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

INVESTMENT MINIMUMS

                                                             Amount
                                                             ------
TO OPEN A NEW REGULAR ACCOUNT                                $2,500
TO OPEN A NEW RETIREMENT, EDUCATION* OR UGMA/UTMA ACCOUNT    $1,000
TO OPEN AN AUTOMATIC INVESTMENT PLAN ACCOUNT                 $1,000
AUTOMATIC INVESTMENTS                                        Equivalent to $100
                                                             per month
TO ADD TO ANY TYPE OF ACCOUNT                                $100

*Westcore Funds reserves the right to waive or vary any investment minimums. A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.

EXCHANGING SHARES

     You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio* through any of the options below. You may also place an exchange in person at the location listed on page
12. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

* BlackRock Money Market Portfolio is a no-load money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.

                  BY MAIL                        Send a written request following instructions on page 12 and mail to
              [MAIL GRAPHIC]                     the appropriate address.

               BY TELEPHONE*                     Call 1-800-392-CORE (2673) to speak with an Investor Service
            [TELEPHONE GRAPHIC]                  Representative from 7 a.m. to 6 p.m. mountain time or use the 24-
                                                 hour Westcore Automated Service Line.

             BY ONLINE ACCESS*                   Access the 24-hour Westcore Trans@ction Center located at
            [COMPUTER GRAPHIC]                   WWW.WESTCORE.COM.

               AUTOMATICALLY                     Call 1-800-392-CORE (2673) to receive instructions for
            [CALENDAR GRAPHIC]                   automatically exchanging shares between funds on a monthly, quarterly or annual basis ("Systematic Exchange Agreement").

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 17.

IMPORTANT NOTES ON EXCHANGING SHARES:

*    Exchanges must meet the minimum investment requirements described on page
     14.
* Exchanges between accounts will be accepted only if registrations are identical.
* If the shares you are exchanging are held in certificate form, the certificate must be returned with or before your exchange request.
* Please be sure to read the prospectus for the Fund into which you are exchanging.
* An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
* If you exchange shares within 3 months or less from their date of purchase, you may be subject to the redemption fee described on pg. 16.

EXCHANGE LIMITS

     You may make four exchanges out of each Westcore Fund during a calendar year (exclusive of Systematic Exchange Agreement). At this time, there is no limit on the number of exchanges permitted out of the BlackRock Money Market Portfolio. Exchanges in excess of this limit are considered excessive trading and may result in termination of the exchange privilege or the right to make future purchases of Fund shares. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. We also reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information. The Funds reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. The Funds may modify or terminate the exchange privilege at any time.

REDEEMING SHARES

You may redeem your Westcore shares by any of the options below or in person at the location listed on page 12.

                  BY MAIL                        Send a written request following instructions on page 12 and mail
             [LETTER GRAPHIC]                    to the appropriate address.

               BY TELEPHONE*                     If you are an existing shareholder, you may redeem your shares by
            [TELEPHONE GRAPHIC]                  telephone.

                                                 Call 1-800-392-CORE (2673) to speak with an Investor Service
                                                 Representative from 7 a.m. to 6 p.m. mountain time or use the 24-
                                                 hour Westcore Automated Service Line.

             BY ONLINE ACCESS*                   If you are an existing shareholder, you may redeem your shares
            [COMPUTER GRAPHIC]                   online.

                                                 Access the 24-hour Westcore Trans@ction Center located at
                                                 WWW.WESTCORE.COM.

       BY SYSTEMATIC WITHDRAWAL PLAN             You may redeem shares automatically (in any multiple of $50)
            [CALENDAR GRAPHIC]                   monthly, quarterly or annually.

                                                 A systematic withdrawal plan may be established if the shares in your Fund are worth at least $10,000.

                                                 To add this option to your account, please call 1-800-392-CORE
                                                 (2673) or access WWW.WESTCORE.COM for the appropriate form.

                  BY WIRE                        You may redeem Westcore shares by wire transfer from your
              [WIRE GRAPHIC]                     Westcore account to your bank account. There is a $10.00 wire transfer fee.

                                                 There is a $1,000 minimum and you must have established bank instructions to place wire redemptions.

                                                 To arrange a wire redemption, please call 1-800-392-CORE (2673)
                                                 to speak with an Investor Service Representative from 7 a.m. to 6
                                                 p.m. mountain time.

                                                 To add bank instructions to your account, please call 1-800-392-CORE
                                                 (2673) or access WWW.WESTCORE.COM for the appropriate form.

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 17.

REDEMPTION FEE

     Westcore Funds imposes a 2.00% redemption fee on Fund shares redeemed (including in connection with an exchange) within 3 months or less from their date of purchase. The fee is paid directly to the Funds rather than the Adviser and is intended to encourage long-term investment in the Funds and to the extent that short-term trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to any shares purchased through certain qualified plans, certain broker wrap fee programs and reinvested dividends or distributions. In addition, redemptions resulting from the IRS required minimum distribution rules or the death of a shareholder are excluded from the redemption fee. Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion.

IMPORTANT NOTES ON REDEEMING SHARES:

* You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.
* Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.
* Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.
* If the shares you are redeeming are held in certificate form, you must return the certificate with or before your redemption request.
* If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than 5 business days.
* You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer.

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

* All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

* Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

* Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Instructions" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

* Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

* There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

* It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

SECURITY ISSUES

     Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

     Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.

GENERAL ACCOUNT POLICIES

     Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

Westcore Funds or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services, if it believes it is advisable to do so.

CUSTOMER IDENTIFICATION PROGRAM

     Federal regulations may require Westcore Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

WRITTEN INSTRUCTIONS

     To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319 and must include the following information:

*    The name of the Fund(s).

*    The account number(s).
*    The amount of money or number of shares.
*    The name(s) on the account.
* The signature(s) of all registered account owners (signature guaranteed, if applicable).
*    Your daytime telephone number.

SIGNATURE GUARANTEE

     A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

     The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

     Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

     To protect your accounts from fraud, the following transactions will require a signature guarantee:

*    Transferring ownership of an account.
*    Redeeming more than $25,000 from your account.
*    Redeeming by check payable to someone other than the account owner(s).
*    Redeeming by check mailed to an address other than the address of record.
* Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

     The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

ANNUAL SMALL BALANCE ACCOUNT MAINTENANCE FEE

     Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $1,000. It is expected that accounts will be valued on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts using an automatic investment plan.

REDEMPTION OF LOW BALANCE ACCOUNTS

     If your account balance falls below the required minimums presented on page 14 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 45 days of the notice, the shares held in the account may be redeemed and the proceeds will be sent by check to your address of record. We reserve the right to increase the investment minimums.

LIMIT ON ACCOUNT ACTIVITY

     Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

INVOLUNTARY REDEMPTIONS

     We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

ADDRESS CHANGES

     To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

     To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

SHARE CERTIFICATES

     The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum requirements.

QUARTERLY CONSOLIDATED STATEMENTS AND SHAREHOLDER REPORTS

     Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

     Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

     To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319.

PRICE OF FUND SHARES

     All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your order must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NYSE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME. IN THE EVENT THE NYSE DOES NOT OPEN FOR BUSINESS BECAUSE OF AN EMERGENCY, WESTCORE MAY, BUT IS NOT REQUIRED TO, OPEN ONE OR MORE FUNDS FOR PURCHASE, REDEMPTION AND EXCHANGE TRANSACTIONS IF THE FEDERAL RESERVE WIRE PAYMENT SYSTEM IS OPEN. TO LEARN WHETHER A FUND IS OPEN FOR BUSINESS DURING AN EMERGENCY SITUATION, PLEASE CALL 1-800-392-CORE (2673).

     In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

     Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

     A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which generally equals market value. The impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

     The Trust reserves the right to:

     - reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

     - advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

     You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders that invest in Westcore directly.

     A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

DISTRIBUTION SCHEDULE

                                                        INCOME DIVIDENDS                  CAPITAL GAINS
                                                        ----------------                  -------------
Westcore Micro-Cap Fund                              Generally declared and        Declared and paid at least
Westcore International Small-Cap Value Fund              paid annually         annually and generally in December

     When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by writing, calling 1-800-392-CORE (2673) or online at www.westcore.com.

TAXES

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

     You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

     It is expected that the Westcore International Small-Cap Value Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Small-Cap Value Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

     The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

INVESTMENT ADVISER

     Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management-owned Colorado limited liability company in 1994. As of June 30, 2002, it had approximately $5.9 billion in assets under active management, including approximately $510 million for thirteen investment company portfolios.

     Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

MANAGEMENT EXPENSES

     These Funds have operated for less than a full fiscal year. The fees set forth below represent the maximum advisory fees and are expressed as an annual percentage of a Fund's average daily net assets.

FEE SCHEDULE                                             EFFECTIVE ADVISORY FEES
------------                                             -----------------------

Westcore Micro-Cap Fund                                           1.30%

Westcore International Small-Cap Value Fund                       1.05%

INVESTMENT PERSONNEL

JOHN N. KARNS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for managing the portfolios of small-cap and large-cap institutional clients as well as managing Denver Investment Advisors' IPO investments. Mr. Karns has been Lead Portfolio Manager of Westcore Small-Cap Growth Fund since its inception (October 1, 1999). Mr. Karns will have primary responsibility for the day-to-day management of Westcore Micro-Cap Fund upon its inception. Prior to joining Denver Investment Advisors in 1998, Mr. Karns worked as a vice president and co-portfolio manager at Salomon Smith Barney for three years and in institutional research for one year. [Mr. Karns works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision.] Mr. Karns has 13 years of total professional experience.

ADAM D. SCHOR, CFA, a Vice President of Denver Investment Advisors and Director of the International Small-Cap research team, has been Lead Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Mr. Schor will have primary responsibility for the day-to-day management of Westcore International Small-Cap Value Fund upon its inception. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer in August 1999. From 1993 to 1997, Mr. Schor worked at Harris Associates, where he covered various geographic regions for the Oakmark International Fund. He also co-managed the Oakmark International Small-Cap Fund and the Growth Fund of Israel. [Mr. Schor works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision.] Mr. Schor has 13 years of total professional experience.

CO-ADMINISTRATORS

     ALPS Mutual Fund Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

     The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

[BACK COVER]

WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports will provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

          WRITE TO: Westcore Funds
                    1625 Broadway
                    Suite 2200
                    Denver, CO  80202

BY PHONE: 1-800-392-CORE (2673)

WEB: www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

THE WESTCORE FUNDS INVESTMENT COMPANY ACT FILE NO. IS 811-3373
FUNDS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

WC110

                                 WESTCORE TRUST

                       Statement of Additional Information

                                       for

                           Westcore MIDCO Growth Fund
                             Westcore Blue Chip Fund
                              Westcore Growth Fund
                       Westcore Small-Cap Opportunity Fund
                        Westcore Mid-Cap Opportunity Fund
                         Westcore Small-Cap Growth Fund
                              Westcore Select Fund
                      Westcore International Frontier Fund
                             Westcore Micro-Cap Fund
                   Westcore International Small-Cap Value Fund
                          Westcore Flexible Income Fund
                             Westcore Plus Bond Fund
                        Westcore Colorado Tax-Exempt Fund

                                 October 1, 2002

                                TABLE OF CONTENTS

                                                                            PAGE


THE TRUST......................................................................1

INVESTMENT OBJECTIVES AND POLICIES.............................................2

NET ASSET VALUE...............................................................32

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................33

DESCRIPTION OF SHARES.........................................................37

ADDITIONAL INFORMATION CONCERNING TAXES.......................................38

MANAGEMENT OF THE FUNDS.......................................................41

CUSTODIAN AND TRANSFER AGENT..................................................54

EXPENSES .....................................................................54

AUDITORS AND FINANCIAL STATEMENTS.............................................55

COUNSEL ......................................................................55

CODES OF ETHICS...............................................................55

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS............................55

MISCELLANEOUS.................................................................62

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

     This Statement of Additional Information is meant to be read in conjunction with the Funds' Prospectus dated October 1, 2002, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus for the particular Fund. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds' Prospectus dated October 1, 2002, may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. ("ALPS Distributors") at 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Financial Statements and Independent Accountants Report thereon in this SAI are incorporated by reference from the Funds' Annual Report, which may be obtained by writing the address above or calling the toll-free number above. No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

THE TRUST

     Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust's predecessor was originally incorporated in Maryland on January 11, 1982. On January 1, 1996, the name of Westcore's "Equity Income Fund" was changed to "Growth and Income Fund," and on October 1, 2002, the name of Westcore's "Growth and Income Fund" was changed to "Growth Fund." On October 1, 2000, the names of Westcore's "Intermediate-Term Bond Fund" and "Long-Term Bond Fund" were changed to "Plus Bond Fund" and "Flexible Income Fund", respectively. Each name change reflected a change to the investment objective and/or changes to investment policies of each Fund.

     The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This Statement of Additional Information pertains to the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds"). The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Micro-Cap Fund and Westcore International Small-Cap Value Fund are sometimes referred to as the "Westcore Equity Funds." The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the "Westcore Bond Funds." For information concerning any investment portfolios offered by the Trust, contact ALPS Distributors at 1625 Broadway, Suite 2200, Denver, Colorado 80202 or call 1-800-392-CORE (2673).

INVESTMENT OBJECTIVES AND POLICIES

     The Trust is an open-end, management investment company. The Funds (other than the Westcore Select, Micro-Cap, International Small-Cap Value and Colorado Tax-Exempt Funds, which are non-diversified) are diversified portfolios of the Trust.

     The Prospectuses for the Funds describe the Funds' investment objectives. The following information supplements and should be read in conjunction with the description of the investment objective and principal strategies for each Fund in the Prospectuses.

PORTFOLIO TRANSACTIONS

     Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

     Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

     The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

     The portfolio turnover rates for the Small-Cap Growth Fund for the fiscal year ended May 31, 2002 are primarily attributable to the timing of redemptions and the price volatility experienced within many industries over the past year. The portfolio turnover rate for the International Frontier Fund for the fiscal year ended May 31, 2002 was primarily attributable to the change in portfolio management responsibilities. It is believed that the Micro-Cap Fund and International Small-Cap Value Fund may experience high portfolio turnover rates as these are "non-diversified" Funds which may require additional portfolio transactions to meet their investment objectives, especially if the Funds continue to experience significant price volatility across many industries.

     Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. During the fiscal years ended May

31, 2002, May 31, 2001, and May 31, 2000, the Funds paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      MAY 31, 2002   MAY 31, 2001   MAY 31, 2000
                                      ------------   ------------   ------------
Westcore MIDCO Growth Fund             $  223,551     $  356,545     $  410,563
Westcore Blue Chip Fund                    72,707        146,537        103,078
Westcore Growth Fund                       37,342         22,956         17,419
Westcore Small-Cap Opportunity Fund       101,725        208,396        282,241
Westcore Mid-Cap Opportunity Fund          21,233         18,956          8,794
Westcore Small-Cap Growth Fund             42,390         51,198         18,658
Westcore Select Fund                      449,218        773,335        298,488
Westcore International Frontier Fund      132,684         89,209         68,727
Westcore Flexible Income Fund               1,725            555              0
                                       ----------     ----------     ----------
Aggregate Commissions                  $1,082,575     $1,697,752     $1,207,968
                                       ==========     ==========     ==========

     For the same periods the Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions. During the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

     Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

     The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, Denver Investment Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the Fund. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an investment adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

     During the past fiscal year, the Adviser directed brokerage transactions through a broker because of research services provided. The principal amount of the transactions and the related commissions were as follows:

                                              PRINCIPAL AMOUNT      COMMISSIONS
                                              ----------------      -----------
Westcore MIDCO Growth Fund                    $  61,293,054.91     $ 126,845.15
Westcore Blue Chip Fund                       $  30,196,077.40     $  52,668.45
Westcore Growth Fund                          $  17,755,093.29     $  25,975.45
Westcore Small-Cap Opportunity Fund           $  25,208,146.19     $  65,085.00
Westcore Mid-Cap Opportunity Fund             $   7,182,906.85     $  15,486.29
Westcore Small-Cap Growth Fund                $   2,417,288.48     $   9,015.00
Westcore Select Fund                          $ 129,814,093.25     $ 279,265.00
Westcore International Frontier Fund          $   1,010,564.77     $   2,565.00
Westcore International Select Fund            $     465,326.00     $     915.00
Westcore Flexible Income Fund                 $     766,393.04     $   1,575.00

     Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Act of 1940, as amended (the "1940 Act") or their parents. As of May 31, 2002, the Funds held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities.

     As of May 31, 2002 the Funds' aggregate holdings of securities of the following broker/dealers are listed below:

                                                       Dreyfus      Fidelity       Goldman
                                             AIM     Corporation   Investments   Sachs & Co.       UBS        Provident
                                             ---     -----------   -----------   -----------       ---        ---------
EQUITY FUNDS
Westcore MIDCO Growth Fund                 $ 3,355   $        --   $        --   $ 1,913,332   $ 8,086,250   $ 5,203,772
Westcore Growth Fund                       $    --   $        --   $   260,000   $ 1,222,056   $   571,500   $        --
Westcore International Frontier Fund       $    --   $        --   $        --   $   112,044   $        --   $        --
Westcore Small Cap Growth Fund             $    --   $        --   $        --   $    59,340   $        --   $        --
Westcore Select Fund                       $    --   $        --   $   700,000   $   700,000   $        --   $        --
Westcore International Select Fund         $    --   $        --   $    69,000   $    69,000   $        --   $        --
Westcore Blue Chip Fund                    $   405   $        --   $   150,000   $ 2,035,192   $   167,683   $ 1,001,912
Westcore Mid-Cap Opportunity Fund          $    --   $        --   $   430,000   $   430,427   $        --   $        --
Westcore Small-Cap Opportunity Fund        $   565   $        --   $ 1,000,000   $ 1,911,466   $ 3,248,462   $        --

BOND FUNDS
Westcore Flexible Income Fund              $    --   $        --   $        --   $   214,295   $    19,801   $        --
Westcore Plus Bond Fund                    $    --   $        --   $        --   $ 1,416,394   $        --   $        --
Westcore Colorado Tax-Exempt Fund          $    --   $ 1,177,784   $        --   $        --   $        --   $        --

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ALPS Distributors or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC").
However, Denver Investment Advisors is authorized in allocating purchase and sale orders for portfolio securities to broker/dealers and other financial institutions (including institutions that are affiliated with the Adviser or principal underwriter) to take into account the sale of Fund shares if Denver Investment Advisors believes that the quality of the transaction and the amount of the commission are comparable to those of other qualified brokerage firms. In addition, the Westcore Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ALPS Distributors, the Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC. In certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

     Investment decisions for each Fund are made independently from those for the other Funds and investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts also may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the available securities will be allocated between the Fund and the other purchaser in a manner which Denver Investment Advisors believes to be equitable to both. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund. To the extent permitted by law, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

MOODY'S INVESTORS SERVICE, INC ("MOODY'S") AND STANDARD & POOR'S RATINGS GROUP ("S&P") RATINGS

     The ratings of ratings agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

TAX-EXEMPT OBLIGATIONS (WESTCORE BOND FUNDS)

     Tax-Exempt Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (E.G., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term "Tax-Exempt Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Westcore Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain of the Tax-Exempt Obligations held by the Westcore Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term Tax-Exempt Obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. To the extent that the Fund's assets are concentrated in these types of Tax-Exempt Obligations and the Fund is non-diversified, it will be more susceptible to economic, political and legal developments than a diversified Fund with similar objectives whose assets are not so concentrated.

     Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain of these obligations present the risk that a municipality may not appropriate funds for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they are not as liquid or marketable as other types of Tax-Exempt Obligations and are generally valued at par or less than par in the open market.

     There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.

     In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

     Certain investments of the Funds are subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund's policy to invest at least 80% of assets in Tax-Exempt Obligations.

STAND-BY COMMITMENTS (WESTCORE COLORADO TAX-EXEMPT FUND)

     The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Tax-Exempt Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

     The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt
Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN COLORADO
OBLIGATIONS (COLORADO TAX-EXEMPT FUND)

     The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the State of Colorado (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

ECONOMIC FACTORS. Based on data published by the State's Office of State Planning and Budgeting as presented in the Colorado Economic Perspective, State Revenue and Economic Projections dated June 19, 2002 (the "2002 Economic Report"), and data published in the December 20, 2001 Colorado Economic Perspective, nearly 54.6% of non-agricultural employment in Colorado in 2002 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 15.3% and 9.3%, respectively, of non-agricultural employment in the State. The Office of State Planning and Budgeting expects similar concentrations for calendar years 2002 and 2003.

     According to the 2002 Economic Report, the record-long national economic expansion ended in March 2001. The Colorado economy was negatively affected by the national recession and the events of September 11. The State government's economic position has deteriorated as a result of these and other events, as explained below.

     According to the 2002 Economic Report, the Colorado unemployment rate averaged 3.7% in 2001, with an average unemployment rate of 5.2% projected for 2002. Total retail sales in 2001 increased 1.9% over calendar year 2000. Colorado continued to surpass the non-agricultural employment growth rate of the U.S., with a 0.9% rate of growth for Colorado in 2001, as compared with 0.4% for the nation as a whole. Employment growth is expected to decline to 0.6% for 2002 due to layoffs in the telecommunications, advanced technology and service sections, and employment growth is projected at 1.8% in 2003 and 2.9% in 2004. That pace will rise to 3.4% in 2006. Tourism has yet to fully recover from the aftershocks of September 11. Although airline passenger flights at Denver
International Airport ("DIA") are increasing, it remains below last year's levels. Through July 31, 2001, 22,836,467 passengers were served at DIA. Through July 31, 2002 (most recent data available), 20,909,383 passengers were served at DIA.

     Personal income rose only 3.8% in Colorado during 2001, as compared with an increase of 4.9% for the nation as a whole

RESTRICTIONS OF APPROPRIATION AND REVENUES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, in past fiscal years, together with other available resources, had been required to exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994-2001, the Unappropriated Reserve requirement was 4% of total appropriations from the General Fund. During the 2002 legislative session, due to the State government's financial position, the State legislature eliminated this reserve requirement for the 2001-02 fiscal year.

     A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or "TABOR") requires the State and each local government to reserve 3% of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final State or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

     According to the 2002 Economic Report, the fiscal year 2002 ending General Fund reserve is expected to be $109.9 million, which is significantly less than the earlier forecasts. The need to provide funds to complete capital projects begun in previous years, the passage of Amendment 23 (described below), a large

State sales tax over-refund, and a decrease in projected revenues due in part to the September 11 terrorist attacks lowered the forecast fiscal year 2002 reserve level. The 2001 fiscal year ending General Fund reserve was $469.3 million, or $255.6 million over the required Unappropriated Reserve. Based on the 2002 Economic Report estimates, the fiscal year 2003 ending General Fund reserve is forecast to be approximately $119.0 million.

     TABOR also restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all State and local governments combined, are excluded from the provisions of TABOR.

     The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for each subsequent fiscal year are the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.

     Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. Colorado appellate courts have held that (1) Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; (2) Districts can increase mill levies to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved; (3) multi-year lease-purchase agreements subject to annual appropriation do not require voter approval; (4) notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR; (5) entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR (however, the Court did not address the issue of how valid enterprises may be created); (6) that a properly worded ballot question can permanently exempt a District from the TABOR revenue limits; and (7) urban renewal authorities are not Districts for purpose of TABOR. There is currently pending litigation seeking to effectively overturn the decision that local voters can permanently exempt Districts from TABOR's revenue limits. It is possible that additional litigation construing TABOR will be brought in the future which could impact the State or local governments.

     According to the 2002 Economic Report, for fiscal year 2001, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $6,500.8 million and program revenues (cash funds) were $2,376.3 million, for revenues totaling $8,877.1 million. During year 2000, inflation and population grew at rates of 2.9% and 2.2%, respectively, for a combined total limit of 5.1%. Accordingly, under TABOR, State expenditures during the 2001 fiscal year could not exceed $7,948.6 million and the actual 2001 fiscal year general fund and program revenues of $8,877.1 million were over the limit. The 2002 Economic Report reports that Colorado will not have a TABOR surplus for the 2002 fiscal year because of lower revenues collected by the State. In fact, revenues will be $900 million below the TABOR limit in fiscal year 2002. Furthermore, the 2002 Economic Report forecasts that there will be no TABOR surplus until the 2007 fiscal year.

     There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

COLORADO STATE FINANCES. According to State of Colorado Audited Finance Reports, under generally accepted accounting principles, the State had unrestricted General Fund ending balances at June 20 of approximately $514.1 million for fiscal year 1997, $901.0 million for fiscal year 1998, $678.5 million for fiscal year 1999, $786.8 for fiscal year 2000, $469.3 for fiscal year 2001 and $109.9 for fiscal year 2002 (unaudited).

     For fiscal year 2001 (latest audited data available), the following tax categories generated the following percentages of the State's $6,716.8 million total revenues (accrual basis): individual income taxes represented 59.8% of gross fiscal year 2001 receipts; sales, use, and other excise taxes represented 29.3% of gross fiscal year 2001 receipts; and corporate income taxes represented 4.9% of gross fiscal year 2000 receipts. For fiscal year 2002, General Fund revenues of approximately $6,716.8 million and appropriations of approximately $6,669.8 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2002 and 2003 are not expected to be significantly different from fiscal year 2001 percentages.

     According to the 2002 Economic Report, the State's financial position has deteriorated as a result of the slowing national and State economies, the events of September 11, the passage of two constitutional measures in November 2000 and certain other factors. Amendment 23 requires the State to increase its expenditures on public education, and Referendum A requires the State to reimburse local governments for lost property tax revenues as a result of a senior citizen property tax reduction. At the time these measures were adopted, the State was experiencing surpluses in its TABOR spending limitation calculation. For fiscal year 2002, however, the State is $900 million short of this TABOR limit, requiring that the constitutional measures be funded by the General Fund.

     To address these financial issues, the State took certain measures during fiscal year 2002, including, but not limited to, the transfer of additional funds to the General Fund during fiscal year 2002; the reduction of General Fund appropriations by $141.9 million; the elimination of the 4% Unappropriated Reserve requirement (described above); and the repeal of a State sales tax refund mechanism which overstated the amount of any TABOR surpluses owed to taxpayers. The 2002 Economic Report states that additional measures will be required during fiscal year 2003 to avoid a shortfall in the General Fund.

According to the report, additional expenditures of $335.5 million will be necessary in fiscal year 2003.

DEBT. Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise. In 1999, Colorado voters approved the State's issuance of $1.7 billion of revenue anticipation notes, for highway funding.

     Economic conditions in the State may have continuing effects on other governmental units within the State (including local government issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

U.S. GOVERNMENT OBLIGATIONS (ALL WESTCORE FUNDS)

     Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association ("Fannie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and Maritime
Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

MONEY MARKET INSTRUMENTS (ALL WESTCORE FUNDS)

     Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of each Fund's total assets at the time of purchase.

     Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Adviser at the time of purchase to be of comparable quality.

     Each Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Funds intend to invest only in funding agreements which have a put feature which may be exercised on seven days' notice.

     For the Westcore Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total assets of the Fund except when made for temporary defensive purposes. The Westcore Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment or during temporary defensive periods, such as when, in the opinion of its Adviser, suitable tax-exempt obligations are unavailable. In such circumstances, there is no percentage limitation on the amount of assets which may be held uninvested by the Westcore Colorado Tax-Exempt Fund.

VARIABLE AND FLOATING RATE INSTRUMENTS (WESTCORE BOND FUNDS)

     These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

     Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets. See "Restricted Securities."

REPURCHASE AGREEMENTS (ALL WESTCORE FUNDS)

     In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Investment Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

     Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

     The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

REVERSE REPURCHASE AGREEMENTS (ALL WESTCORE FUNDS)

     Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

     When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

     Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities.

     As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

LOWER-RATED  SECURITIES  (ALL WESTCORE FUNDS OTHER THAN THE COLORADO  TAX-EXEMPT
FUND)

     Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold;
(d) a greater risk of default or price changes because of changes in the issuer's creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse  publicity  and  investor  perceptions,  whether  or not  based  on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

     The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides this is appropriate.

COLLATERALIZED DEBT OBLIGATIONS (WESTCORE BOND FUNDS OTHER THAN THE COLORADO TAX-EXEMPT FUND)

     The Westcore Bond Funds (other than the Colorado Tax-Exempt Fund) may invest in collateralized debt obligations ("CDOs"), which includes Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or high yield public or private fixed income securities, preferred stocks or loans made to public or private corporations. The pool of securities serves as collateral and the income source for the CDO, which is typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool.

MASTER LIMITED PARTNERSHIPS (ALL WESTCORE FUNDS OTHER THAN THE COLORADO TAX-EXEMPT FUND)

     A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

SECURITIES LENDING (ALL WESTCORE FUNDS OTHER THAN THE COLORADO TAX-EXEMPT FUND)

     Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

     When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption "Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments." Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time and will be called if a material event affecting the investment were to occur.

     Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

RESTRICTED SECURITIES (ALL WESTCORE FUNDS)

     No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws. Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Adviser under the supervision of the Board determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

     In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE (ALL WESTCORE FUNDS)

     These Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price. This could occur when there is no movement in the level of the underlying security.

ASSET-BACKED SECURITIES (WESTCORE BOND FUNDS, OTHER THAN THE WESTCORE COLORADO TAX-EXEMPT FUND)

     These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

     The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

     Asset-backed   securities   are   considered   an  industry   for  industry
concentration purposes.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

MORTGAGE-RELATED SECURITIES (WESTCORE BOND FUNDS, OTHER THAN THE WESTCORE COLORADO TAX-EXEMPT FUND)

     MORTGAGE BACKED SECURITIES GENERALLY. Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

     Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

     The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     UNDERLYING MORTGAGES. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRM's, its interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds' net asset value since the prices at which these securities are valued will reflect the payment procedures.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

     Each Fund may invest in multiple class pass-through securities, including CMOs and REMIC Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

     Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

     CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

     As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

OPTIONS (ALL WESTCORE FUNDS, OTHER THAN THE WESTCORE COLORADO TAX-EXEMPT FUND)

     Each Fund, other than the Westcore Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation which are traded over-the-counter or are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

     A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index. Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes. A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

FUTURES AND RELATED OPTIONS (ALL WESTCORE FUNDS, OTHER THAN THE WESTCORE COLORADO TAX-EXEMPT FUND)

     These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

     In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions. In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments) (except as may be otherwise permitted under applicable regulations). In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

     Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks. The primary risks associated with the use of futures contracts are: (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge;
(2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist; (3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Adviser's ability to correctly predict the direction of securities prices, interest rates and other economic factors.

     For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

FOREIGN SECURITIES (ALL WESTCORE FUNDS, OTHER THAN THE WESTCORE COLORADO TAX-EXEMPT FUND)

     Each Fund may invest in foreign securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

     Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the MIDCO Growth, Growth, Blue Chip, Mid-Cap Opportunity, Small-Cap Growth, Select, Small-Cap Opportunity and Micro-Cap Funds' assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.

     Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

     Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

     Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS (ALL WESTCORE FUNDS, OTHER THAN THE WESTCORE COLORADO TAX-EXEMPT FUND)

     These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

     Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (ALL WESTCORE FUNDS)

     Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

     When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

     The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES; OTHER ENTITIES INVESTING IN MONEY MARKET INSTRUMENTS (ALL WESTCORE FUNDS)

     Securities issued by other investment companies may be acquired by the Funds within the limits prescribed by the 1940 Act. The Funds also may invest in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in high quality, short-term, U.S. dollar denominated money market instruments of U.S. and foreign issuers. The Westcore Colorado Tax-Exempt Fund may only invest in investment companies which invest in high-quality, short-term taxable instruments or tax-exempt instruments and which determine their net asset value per share on the amortized cost or penny-rounding method. When a Fund invests in another investment company or in another type of entity as described above, it pays its pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses would be in addition to the Fund's own expenses.

DERIVATIVE INSTRUMENTS (ALL WESTCORE FUNDS)

     Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

     Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Many of these instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how they will perform under different economic and interest rate scenarios.

TEMPORARY DEFENSIVE POSITION

     The Westcore Equity and Bond Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions as follows:

     The Westcore Equity Funds may invest in short-term instruments such as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies (within the limits prescribed by the 1940 Act) and dollar denominated debt obligations of foreign issuers including foreign corporations and governments and Tax-Exempt Obligations. In addition, each Fund may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis. Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.

     The Westcore Bond Funds may invest without limitation in various short-term investments. The Funds also may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis.

     For purposes of their respective policies to invest, under normal circumstances, at least 80% of their respective total net assets in a certain type of securities (i.e., securities issued by mid-cap companies, small-cap companies, large and well-established companies, micro-cap companies or fixed income securities of varying maturities, as the case may be), the total net assets of the MIDCO Growth Fund, Small-Cap Growth fund, Blue Chip Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Flexible Income Fund, Plus Bond Fund, Micro-Cap Fund and International Small-Cap Value Fund will be deemed to include the amount of any borrowings for investment purposes.

     The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and U.S. government obligations.

EQUITY AND EQUITY-RELATED SECURITIES IN PLUS BOND AND FLEXIBLE INCOME FUNDS

     The Westcore Flexible Income and Plus Bond Funds may invest in obligations convertible into common or preferred stock and may acquire common or preferred stocks, warrants or other rights to buy shares.

REAL ESTATE INVESTMENT TRUSTS (REITs) (ALL WESTCORE FUNDS OTHER THAN WESTCORE COLORADO TAX-EXEMPT FUND)

     The Funds other than the Westcore Colorado Tax-Exempt Fund may invest in REITs directly and/or in debt securities issued by REITs, as further described in the Prospectuses.

INVESTMENT LIMITATIONS

     A Fund may not change the following investment limitations without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

     1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts. (This exception does not apply to the Westcore Colorado Tax-Exempt Fund.)

     6. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or the Prospectus are not deemed to be pledged for purposes of this limitation.

     None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund) may:

     1. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and
(b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

     4. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     For purposes of limitation No. 1 above, "total assets" includes the value of the collateral for the securities loans. For the purposes of limitation No. 4 above as it relates to fixed income securities, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles, and for the purposes of such limitation as it relates to international equity securities, the Trust currently intends to use the Factset Global Industry Classification Standard. As it relates to domestic equity securities, the Trust currently intends to use the North American Industry Classification System (NAICS).

     None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund, Select Fund, International Small-Cap Value Fund and Micro-Cap
Fund) may:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     The Westcore Colorado Tax-Exempt Fund may not:

     1. Under normal circumstances, invest less than 80% of the value of its total net assets (including the amount of any borrowings for investment purposes) in investments the income from which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

     2. Under normal circumstances, invest less than 80% of the value of its total net assets (including the amount of any borrowings for investment purposes) in investments the income from which is exempt from Colorado state income tax.

     3 Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

     4. Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

     7. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation.

NET ASSET VALUE

     The net asset value per share of each Fund is calculated as set forth in the Prospectuses and is calculated separately from the net asset value of the other Funds. For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust. Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     Securities that are traded on a recognized stock exchange are valued at the last sale price occurring prior to the close of regular trading on the New York Stock Exchange (currently 4:00 Eastern Time). Securities for which there were no transactions are valued at the mean of the bid and asked prices.

     Securities that are traded on the NASDAQ National Market and the over-the-counter market, where last sales prices are available are valued at the last sales price as of the close of regular trading on the New York Stock Exchange. If no last sales price is available, then the securities are valued at the mean of the bid and asked prices.

     Foreign securities that are traded on a foreign stock exchange are generally valued at the official closing price on the principal exchange. Instances where the official closing price is not available, the foreign securities are valued at the last sale price occurring prior to the valuation time determined by a portfolio pricing service approved by the Board of Trustees to value such types of securities. Notwithstanding the foregoing, when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees of the Funds.

     When a market price is not readily available, including circumstances under which the Investment Advisor determines that a security's market price is not reliable, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. The impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event and other relevant factors. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

     London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

     Long-term instruments, including corporate, government and mortgage-backed securities, having a remaining maturity of greater than 60 days are valued at the evaluated mean between the bid and ask prices as determined on the valuation date by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

     Municipal securities are valued at the evaluated bid price as determined on the valuation date by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

     Restricted securities, securities for which market quotations are not readily available from the portfolio pricing service, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options. Securities which have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in the Funds are sold on a continuous basis by ALPS Distributors.

     Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

     The Westcore Micro-Cap and International Small-Cap Value Funds are not currently being offered for sale by the Company.

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for the same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

     The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

     On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day.

     The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulation of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Shares purchased by financial advisers on behalf of their customers will normally be held of record by the financial advisers and beneficial ownership of shares will be recorded by the financial advisers and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial adviser and the Trust's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust's transfer agent directly to a customer with a copy to the financial adviser, or will be furnished directly to the customer by the financial adviser. Other procedures for the purchase of shares established by financial advisers in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial adviser should contact such entity directly for appropriate purchase instructions.

RETIREMENT AND EDUCATION PLANS - ALL WESTCORE FUNDS

     INDIVIDUAL RETIREMENT ACCOUNTS. The Trust has available an individual retirement account (the "Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Trust also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will subject the earnings to federal income tax and will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     Unless the individual's modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return, the individual is eligible to roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA. A separate Roth Conversion IRA should generally be established to hold conversion amounts. If the Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a Traditional IRA during the same tax year. The amount of the conversion from the Traditional IRA to the Roth IRA will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10% early distribution penalty will not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether the individual qualifies for any other exceptions to the 10% penalty.

     Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to all of an individual's Traditional and Roth IRAs may not exceed the lesser of $3,000 (for 2002 through 2004) or 100% of the individual's compensation. In addition, an individual who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional annual "catch-up" contribution of up to $500 (through 2005).

     The Trust permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed. In the Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

EDUCATION SAVINGS ACCOUNT

     The Trust has available a plan, the Coverdell Education Savings Account (the "Education Savings Account") for use by individuals who wish to use shares of the Funds as a funding medium to save for a child's qualified education expenses. An Education Savings Account is not a retirement account. An individual who meets certain income limitations may make nondeductible contributions to an Education Savings Account on behalf of any child who is under age 18. However, the aggregate of all contributions to all Education Savings Accounts for each child is $2,000 per year. Contributions to the Education IRA grow tax-free. Withdrawals are not subject to federal income tax if used for qualified undergraduate or graduate education expenses such as tuition and room and board, provided the child's qualified education expenses for the year are at least as great as the amount of the withdrawals for that year. Also, withdrawals are not subject to federal income tax if used for qualified elementary or secondary education expenses such as tuition, fees, tutoring, special needs services, books and supplies, room and board, uniforms, transportation, and computers and Internet access used by the child and the child's family during the years the child is in school. Distribution of the earnings in the Education Savings Account which are not used for qualified education expenses will (with certain exceptions) result in an additional 10% tax on the amount includible in gross income. Any balance remaining in the Education Savings Account when the child attains age 30 must generally be distributed to the child and will be includible in the child's gross income.

     The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRAs or the Education Savings Account available for investment in the Funds. Any person who wishes to establish a retirement plan account or education savings account may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673). The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

     The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirteen classes of shares, each class representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series. Currently, there are twenty-six series authorized.

     Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund's shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

     Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

     There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board of Trustees is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     The Amended and Restated Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

     The Trustees' decision to liquidate a portfolio may result from various factors which lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund's ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     For the Colorado Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

     An investment in the Colorado Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Colorado Tax-Exempt Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Colorado Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial use" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a

Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

     The Funds will be required in certain cases to withhold and remit to the United States treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." For 2002 and 2003, the percentage required to be withheld is 30%.

MANAGEMENT OF THE FUNDS

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees."

                                                                                                  Number of
                                                                                                Portfolios in         Other
                              Position(s)      Term of Office                                   Fund Complex      Directorships
                               Held with       and Length of          Principal Occupation(s)    Overseen by         Held by
Name, Address and Age(1)       The Trust       Time Served(2)           During Past 5 Years       Trustee(3)        Trustee(4)
------------------------       ---------       --------------           -------------------       ----------        ----------
INDEPENDENT TRUSTEES

McNeil S. Fiske                 Trustee           Since               Chairman of the Board,          11               None
Age 68                                       December 12, 1985        MacCourt Products
                                                                      (plastics manufacturer).

James B. O'Boyle                Trustee           Since               Business Consultant, 1986       11               None
Age 74                                       December 12, 1985        to present.

Robert L. Stamp                 Trustee           Since               Retired.                        11               None
Age 70                                       December 12, 1985

Lyman E. Seely                  Trustee           Since               Director of McCall Oil          11               None
Age 84                                         April 29, 1987         and Chemical Co., 1983 to
                                                                      present; Director of
                                                                      Great Western Chemical
                                                                      Co., 1983 through May
                                                                      2001; Director of OECO,
                                                                      May 1983 through 2000.

INTERESTED TRUSTEES

Jack D. Henderson(5)             Chairman,        Since               Attorney, Jack D.               11               None
Age 75                             Vice      December 12, 1985        Henderson, Self-Employed
                                 President                            Attorney-at-Law, 1995 to
                                and Trustee                           present.

Kenneth V. Penland(5)            President        Since               Retired; Chairman and           12               None
Age 60                          and Trustee  November 8, 2000         Executive Manager, Denver
                                                                      Investment Advisors LLC
                                                                      (and its predecessor),
                                                                      March 1983 through
                                                                      December 2001; Chairman
                                                                      and Director, Blue Chip
                                                                      Value Fund, Inc.

                                                                                                  Number of
                                                                                                Portfolios in         Other
                              Position(s)      Term of Office                                   Fund Complex      Directorships
                               Held with       and Length of          Principal Occupation(s)    Overseen by         Held by
Name, Address and Age(1)       The Trust       Time Served(2)           During Past 5 Years       Trustee(3)        Trustee(4)
------------------------       ---------       --------------           -------------------       ----------        ----------
OFFICERS

Jeffrey D. Adams, CFA           Vice               Since              Member and Executive            N/A              N/A
Age 41                          President     February 6, 2002        Manager, Denver
Denver Investment                                                     Investment Advisors LLC,
  Advisors LLC                                                        August 1999 to present;
1225 17th Street-26th Fl.                                             Vice-President, Research
Denver, Colorado 80202                                                Analyst Denver Investment
                                                                      Advisors LLC, July 1990
                                                                      to July 1999.

Jasper R. Frontz                Treasurer          Since              Treasurer, Blue Chip            N/A              N/A
Age 33                                       February 12, 1997        Value Fund, Inc.,
Denver Investment                                                     November 1997 to present;
  Advisors LLC                                                        Vice President, May 2000
1225 17th Street-26th Fl.                                             to present, and Director
Denver, Colorado 80202                                                of Mutual Fund
                                                                      Administration, June 1997
                                                                      to present, Denver
                                                                      Investment Advisors LLC;
                                                                      Registered
                                                                      Representative, ALPS
                                                                      Distributors, Inc., 1995
                                                                      to present; Fund
                                                                      Controller, ALPS Mutual
                                                                      Funds Services, Inc.,
                                                                      September 1995 through
                                                                      June 1997.

Derek J. Mullins                Assistant         Since               Fund Controller, ALPS           N/A              N/A
Age 28                          Treasurer    August 14, 2002          Mutual Funds Services
ALPS Mutual Funds                                                     Inc., June 1996 to
  Services, Inc.                                                      present; Assistant
1625 Broadway                                                         Treasurer, Stonebridge
Suite 2200                                                            Funds Trust, December
Denver, Colorado 80202                                                1999 to present.

W. Bruce McConnel               Secretary          Since              Partner of the law firm         N/A              N/A
Age 59                                       December 12, 1985        of Drinker Biddle & Reath
Drinker Biddle & Reath LLP                                            LLP, Philadelphia,
One Logan Square                                                      Pennsylvania.
18th & Cherry Streets
Philadelphia, Pennsylvania
19103-6996

----------
1. Each Trustee may be contacted by writing to the Trustee, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

2. Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a Trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust's Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust's Code of Regulations; or (c) the Trust terminates.

3. The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently twelve funds in the Fund Complex: the eleven Westcore Funds currently offered to the public and the Blue Chip Value Fund which is advised by the Adviser.

4. Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

5. Mr. Henderson is considered to be an Interested Trustee because he serves as legal counsel for the Distributor and as an officer of the Trust. Mr. Penland is considered to be an Interested Trustee because he serves as an officer of the Trust. Mr. Penland served as an executive officer for the Adviser until December 31, 2001.

STANDING BOARD COMMITTEES

     The Board of Trustees has established two committees, i.e., Audit and Nominating.

     The Audit Committee annually considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the independent auditors. The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard I. The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and shall meet otherwise as requested by the Committee's Chairman or the auditors. The Audit Committee is comprised of all of the Trustees and met one time during the fiscal year ended May 31, 2002.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee is comprised of the four Independent Trustees. There were no formal meetings of the Nominating Committee during the fiscal year ended May 31, 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust's Secretary.

TRUSTEE OWNERSHIP OF FUND SHARES

     The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust.

                                                                              AGGREGATE DOLLAR RANGE OF
                                        DOLLAR RANGE OF                  EQUITY SECURITIES IN ALL FUNDS IN THE
NAME OF TRUSTEE                 EQUITY SECURITIES IN THE TRUST(1)             TRUST OVERSEEN BY TRUSTEE
---------------                 ---------------------------------             -------------------------

INDEPENDENT TRUSTEES

McNeil S. Fiske                      Westcore Growth Fund
                                         $50,000 - $100,000                        over $100,000
                                     Westcore Select Fund
                                         $50,000 - $100,000
                                     Westcore Blue Chip Fund
                                         $50,000 - $100,000
                                     Westcore Small-Cap Opportunity Fund
                                         $10,001 - $50,000
                                     All other Funds: None

James B. O'Boyle                     Westcore Growth Fund
                                         $10,001 - $50,000                       $10,001 - $50,000
                                     Westcore Select Fund
                                         $1 - $10,000
                                     All other Funds: None

Robert L. Stamp                      Westcore MIDCO Growth Fund
                                         $10,001 - $50,000                         over $100,000
                                     Westcore Select Fund
                                         $10,001 - $50,000
                                     Westcore International Frontier Fund
                                         $10,001 - $50,000
                                     Westcore Small-Cap Opportunity Fund
                                         $10,001 - $50,000
                                     Westcore Colorado Tax-Exempt Fund
                                         $10,001 - $50,000
                                     All other Funds: None

Lyman E. Seely                       Westcore MIDCO Growth Fund
                                         $1 - $10,000                              over $100,000
                                     Westcore Growth Fund
                                         $1 - $10,000
                                     Westcore Small-Cap Growth Fund
                                         $1 - $10,000
                                     Westcore Select Fund
                                         $10,001 - $50,000
                                     Westcore International Frontier Fund
                                         $10,001 - $50,000
                                     Westcore Blue Chip Fund
                                         $10,001 - $50,000
                                     Westcore Mid-Cap Opportunity Fund
                                         $10,001 - $50,000
                                     Westcore Small-Cap Opportunity Fund
                                         $10,001 - $50,000
                                     Westcore Plus Bond Fund
                                         $10,001 - $50,000
                                     All other Funds: None

                                                                              AGGREGATE DOLLAR RANGE OF
                                        DOLLAR RANGE OF                  EQUITY SECURITIES IN ALL FUNDS IN THE
NAME OF TRUSTEE                 EQUITY SECURITIES IN THE TRUST(1)             TRUST OVERSEEN BY TRUSTEE
---------------                 ---------------------------------             -------------------------

INTERESTED TRUSTEES

Jack D. Henderson                    Westcore MIDCO Growth Fund
                                         $10,001 - $50,000                         over $100,000
                                     Westcore Growth Fund
                                         $10,001 - $50,000
                                     Westcore Small-Cap Growth Fund
                                         $50,000 - $100,000
                                     Westcore Select Fund
                                         $50,000 - $100,000
                                     Westcore International Frontier Fund
                                         $10,001 - $50,000
                                     Westcore International Select Fund
                                         $10,001 - $50,000
                                     Westcore Mid-Cap Opportunity Fund
                                         $10,001 - $50,000
                                     Westcore Small-Cap Opportunity Fund
                                         $10,001 - $50,000
                                     Westcore Colorado Tax-Exempt Fund
                                         $10,001 - $50,000
                                     All other Funds: None

Kenneth V. Penland                   Westcore MIDCO Growth Fund
                                         over $100,000                             over $100,000
                                     Westcore Growth Fund
                                         over $100,000
                                     Westcore Small-Cap Growth Fund
                                         over $100,000
                                     Westcore Select Fund
                                         over $100,000
                                     Westcore International Frontier Fund
                                         over $100,000
                                     Westcore International Select Fund
                                         $50,000 - $100,000
                                     Westcore Blue Chip Fund
                                         over $100,000
                                     Westcore Mid-Cap Opportunity Fund
                                         over $100,000
                                     Westcore Small-Cap Opportunity Fund
                                         over $100,000
                                     Westcore Colorado Tax-Exempt Fund
                                         over $100,000
                                     All other Funds: None

----------
(1) Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2001.

     The Trustees and officers of the Trust, as a group, owned 3.66% of the outstanding shares of the Westcore MIDCO Growth Fund, 1.93% of the outstanding shares of the Westcore Growth Fund, 8.56% of the outstanding shares of the Westcore Mid-Cap Opportunity Fund, 3.01% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, 4.13% of the outstanding shares of the Westcore Small-Cap Growth Fund, 3.48% of the outstanding shares of the Westcore Select Fund, 1.20% of the outstanding shares of the Westcore Blue Chip Fund, 4.12% of the outstanding shares of the Westcore International Frontier Fund,

1.58% of the outstanding shares of the Westcore Flexible Income Fund and 6.81% of the outstanding shares of the Westcore Colorado Tax-Exempt Fund as of August 30, 2002. The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Plus Bond Fund.

     Each Trustee receives an annual fee of $12,000 plus $500 for each Board and Board Committee meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended May 31, 2002:

                                    Aggregate        Pension or Retirement
                                   Compensation       Benefits Accrued as     Aggregate Compensation
Name of Person/ Position          from the Trust     Part of Fund Expenses    from the Fund Complex*
------------------------          --------------     ---------------------    ----------------------
Jack D. Henderson,
Chairman and Vice President          $18,500                 $0                      $18,500

McNeil S. Fiske,
Trustee                              $14,500**               $0                      $14,500

James B. O'Boyle,
Trustee                              $14,500                 $0                      $14,500

Robert L. Stamp,
Trustee                              $14,500**               $0                      $14,500

Lyman E. Seely,
Trustee                              $14,000                 $0                      $14,000

Kenneth V. Penland,                  $10,000                 $0                      $10,000
President

* The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently twelve funds in the Fund Complex: the eleven Westcore Funds currently offered to the public and the Blue Chip Value Fund which is advised by the Adviser.

** All of this amount has been deferred at the election of Messrs. Fiske and Stamp. The total amount of deferred compensation (including interest) accrued for Mr. Fiske and Mr. Stamp during the fiscal year ended May 31, 2002 is $19,916 and $7,500, respectively.

     Each Trustee is entitled to participate in the Trust's Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

     Denver Investment Advisors, of which Mr. Penland, President of the Trust, is a retired member, Mr. Adams, Vice President of the Trust, is a member and Chief Operating Officer and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as Adviser and co-administrator. ALPS Mutual Funds Services, Inc. ("ALPS

Services"), of which Mr. Mullins is an employee, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate serves as distributor to the Trust.

     Drinker Biddle & Reath LLP, of which Mr. McConnel, Secretary of the Trust, is a partner, receives legal fees as counsel to the Trust.

     No  employee  of  ALPS  Distributors,   ALPS  Services,  Denver  Investment
Advisors, or Drinker Biddle & Reath LLP receives any compensation from the Trust for acting as an officer or Trustee.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

INVESTMENT ADVISER

     Denver Investment Advisors serves as investment adviser to the Funds pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     As indicated in the Prospectuses, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors' policy regarding personal investing by members, officers and employees of Denver Investment Advisors. The Denver Investment Advisors' policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Denver Investment Advisors' policy. The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

     The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund:

                                    Year Ended                Year Ended                Year Ended
                                   May 31, 2002              May 31, 2001              May 31, 2000
                             -----------------------   -----------------------   -----------------------
                              Advisory     Waiver of    Advisory     Waiver of    Advisory     Waiver of
Fund Name                       Fees         Fees         Fees         Fees         Fees         Fees
                             ----------   ----------   ----------   ----------   ----------   ----------
Westcore MIDCO Growth Fund   $  599,356   $  199,033   $1,059,614   $  222,087   $1,598,612   $  160,709

Westcore Blue Chip Fund         214,782       80,242      268,051       68,601      322,479       72,951

Westcore Growth Fund             35,371       84,795       35,910       82,363       16,963       77,365

Westcore Small-Cap              196,861      162,127      176,111      169,338      455,537      250,104
Opportunity Fund

Westcore Mid-Cap                      0       37,999            0       26,737            0       19,720
Opportunity Fund

Westcore Small-Cap Growth        30,366      121,539      164,792      172,733      114,221       76,234
Fund

Westcore Select Fund             48,067       95,773      152,942       98,005       79,842       42,655

Westcore International           71,248      165,220      218,432      159,200       71,432       61,705
Frontier Fund

Westcore Flexible Income              0       38,818            0       55,426       37,326       63,559
Fund

                                    Year Ended                Year Ended                Year Ended
                                   May 31, 2002              May 31, 2001              May 31, 2000
                             -----------------------   -----------------------   -----------------------
                              Advisory     Waiver of    Advisory     Waiver of    Advisory     Waiver of
Fund Name                       Fees         Fees         Fees         Fees         Fees         Fees
                             ----------   ----------   ----------   ----------   ----------   ----------
Westcore Plus Bond Fund               0      246,161       12,029      200,829       81,131       88,407

Westcore Colorado                18,179      226,782       25,450      184,286       12,459      190,479
Tax-Exempt Fund

     For the fiscal year ended May 31, 2002, the Investment Adviser reimbursed additional expenses for the Westcore Mid-Cap Opportunity Fund and Westcore Flexible Income Fund in the amount of $23,738 and $15,340, respectively.

     Denver Investment Advisors also performs investment advisory services for the Blue Chip Value Fund, Inc., a closed-end investment company portfolio. Investment decisions for each account managed by Denver Investment Advisors, including the Funds, are made independently from those for any other account that is or may in the future become managed by Denver Investment Advisors or its affiliates. If, however, a number of accounts managed by Denver Investment Advisors are contemporaneously engaged in the purchase or sale of the same security, the available securities or investments may be allocated in a manner believed by Denver Investment Advisors to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

     Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Opportunity Fund became effective on October 1, 1998. The current Advisory Agreements for the Small-Cap Growth and Select Funds became effective on October 1, 1999. The current Advisory Agreement for the International Frontier Fund became effective on December 15, 1999. The Advisory Agreement for the Micro-Cap and International Small-Cap Value Funds will become effective upon commencement of the Funds' operations. Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement
i) may be terminated without the payment of any penalty by the Fund or Denver Investment Advisors on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

     The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

     Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

ANNUAL BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     At a meeting held on August 14, 2002, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Trust's investment advisory agreement with Denver Investment Advisors with respect to the Funds, for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The Trustees considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its service to the Trust; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Trust; and a comparison of fees charged by the Adviser with fees charged to similar clients. The Trustees also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreement.

     Among other items, the Trustees also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets). The Board also considered a report on soft dollar commissions which included information on brokers, total commissions and average commission per share paid for the Funds for the fiscal year ended May 31, 2002, and information on the types of research and services obtained by Denver Investment Advisors in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions."

     After discussion, the Board of Trustees concluded that Denver Investment Advisors had the capabilities, resources and personnel necessary to manage the Trust. The Board of Trustees also concluded that based on the services that Denver Investment Advisors would provide to the Trust under the investment advisory agreements and the expenses incurred by Denver Investment Advisors in the performance of such services, the compensation to be paid to Denver Investment Advisors was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreements with Denver Investment Advisors for an additional one-year period.

DISTRIBUTOR

     ALPS Distributors (formerly known as ALPS Mutual Funds Services, Inc.) (the "Distributor"), with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ALPS Distributors as agent of the Funds, and ALPS Distributors has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ALPS Distributors is not entitled to any compensation for its services as Distributor. For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

ADMINISTRATORS, BOOKKEEPING AND PRICING AGENT

     Pursuant  to  an  Administrative   Agreement,   ALPS  Services  and  Denver
Investment   Advisors   serve   as   co-administrators   to   the   Funds   (the
"Administrators"), and have agreed to pay all expenses they incur in connection with their administrative activities. As Administrators, they have agreed to: assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and
limitations;   and  generally  assist  in  each  Fund's  operations.  Under  the
Administrative Agreement, the Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, in connection with the performance of the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrators in the performance of their duties and obligations under the agreement. The Administrators are entitled to receive a fee from each Fund for administrative services, computed daily and payable monthly, at the aggregate annual rate of ..30% of each Fund's average daily net assets with respect to the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund. The Administrators have contractually agreed to waive fees as set forth in the prospectus and may voluntarily waive all or any portion of their administration fees from time to time. Prior to the current Administration Agreement, which became effective on October 1, 1995, ALPS Services served as sole Administrator to the Funds.

     In addition to the services it provides as co-administrator, ALPS Services has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the

Bookkeeping and Pricing Agreement, ALPS Services is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS Services in the performance of its duties under the Agreement.

     ALPS Services assumed the obligations of the former ALPS Mutual Funds Services, Inc. under the Administration Agreement and Bookkeeping and Pricing
Agreement with the Trust pursuant to an Assumption Agreement dated April 2, 2001. ALPS Distributors was formerly known as ALPS Mutual Funds Services, Inc. The former ALPS Mutual Funds Services, Inc. changed its name to ALPS Distributors, Inc. at the time ALPS Services assumed its obligations under the Administration Agreement and the Bookkeeping and Pricing Agreement.

     The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

     The following table summarizes the administration fees paid by the Funds and any administration fee waivers for the last three fiscal years:

                                   Year Ended                   Year Ended                  Year Ended
                                  May 31, 2002                 May 31, 2001                May 31, 2000
                            --------------------------  --------------------------  --------------------------
                            ADMINISTRATION   WAIVER OF  ADMINISTRATION   WAIVER OF  ADMINISTRATION   WAIVER OF
FUND NAME                        FEES          FEES          FEES          FEES          FEES          FEES
                               --------      --------      --------      --------      --------      --------
Westcore MIDCO Growth          $351,857      $ 16,630      $574,924      $ 16,630      $799,865      $ 12,129
Fund

Westcore Blue Chip Fund         134,755         1,410       150,229         5,149       177,019         5,487

Westcore Growth Fund             53,814         1,647        48,411         6,176        37,718         5,818

Westcore Small-Cap              105,541         2,155        94,539         9,096       198,236        13,456
Opportunity Fund

Westcore Mid-Cap                      0        15,200             0        10,695             0         7,888
Opportunity Fund

Westcore Small-Cap               43,587         1,984        91,920         9,337        53,029         4,107
Growth Fund

Westcore Select Fund             64,725         1,663       108,436         7,386        53,376         3,161

Westcore International
Frontier Fund                    57,054         2,063        87,035         7,373        30,262         3,022

Westcore Flexible                     0        25,878         7,276        29,675        61,083         6,174
Income Fund

Westcore Plus Bond Fund         122,447        41,660       122,495        19,410       104,409         8,616

Westcore Colorado               142,332         4,645       109,196        16,646       104,520        17,243
Tax-Exempt Fund

     In addition to the services it provides as distributor, co-administrator and bookkeeping and pricing agent, ALPS Services has agreed, pursuant to a separate Telephone and Service Agreement for each of the Funds to receive and accept orders for the purchase, redemption and transfer of shares and deliver the appropriate documentation thereof to the transfer agent. Under the Telephone and Service Agreement, ALPS Services is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds except for a loss resulting from misfeasance, bad faith or negligence on the part of ALPS Services in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Trust will pay ALPS Services a monthly fee at the annual rate of $15,000 per year during the term of the agreement. In addition, the Trust will pay ALPS Services a monthly fee at the annual rate of $2.00 for each shareholder account that is open during the immediately preceding month. The Trust will also pay ALPS Services a fee of $2.50 for each telephone call received by ALPS Services from a shareholder or prospective shareholder in connection with services rendered by ALPS Services pursuant to the agreement. Finally, the Trust will reimburse ALPS Services for out of pocket expenses, including but not limited to postage, forms, telephone, microfilm and microfiche.

     ALPS Services (or its predecessor ALPS Mutual Funds Services, Inc.) was paid $78,774 in fees under the Telephone and Service Agreement for the fiscal year ended May 31, 2000, $69,526 for the fiscal year ended May 31, 2001 and $46,331 for the fiscal year ended May 31, 2002.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York (the "Custodian"), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. BNY Western Trust Company served as custodian to the Trust from December 1, 1997 until September 30, 1999. Prior to December 1, 1997, Wells Fargo Bank, N.A. served as custodian to the Trust.

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts, serves as Transfer Agent for each of the funds. As Transfer Agent, State Street has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, State Street receives from the Trust a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

EXPENSES

     Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

AUDITORS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as independent auditors for the Funds. The Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2002 has been filed with the SEC. The financial statements and notes thereto in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Independent Accountants Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

     Westcore and Denver Investment Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

     From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications which may include comparisons of a Fund's performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS Services at 1-800-392-CORE (2673).

     Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

     Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

YIELD CALCULATIONS - WESTCORE BOND FUNDS

     The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                     a-b     6
                         Yield =  2[(--- + 1) -1]
                                     cd

     Where: a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = net asset value per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

     Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May 31, 2002 were as follows:

                                         30-Day Yield            30-Day Yield
         Fund                        (before fee waivers)    (after fee waivers)
         ----                        --------------------    -------------------
Westcore Flexible Income Fund               6.98%                    7.72%

Westcore Plus Bond Fund                     5.73%                    6.26%

Westcore Colorado Tax-Exempt Fund           2.46%                    3.04%

"TAX-EQUIVALENT" YIELD CALCULATIONS - WESTCORE COLORADO TAX-EXEMPT FUND

     The Fund's "tax-equivalent" yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. The Fund's tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

     Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 2002 (after fee waivers) were 3.04% and 4.59%, respectively, and before fee waivers were 2.46% and 3.71%, respectively.

     Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 33.72% (assuming a 30.50% federal tax rate and a 4.63% Colorado tax rate) for the Westcore Colorado Tax-Exempt Fund.

TOTAL RETURN CALCULATIONS

     The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results. Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                   ERV 1/N
                              T= [(---)    -1]
                                    P

     Where: ERV = ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

              P = hypothetical initial payment of $1,000.

              n = period covered by the computation, expressed in terms of years.

     The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                   ERV
                              T= [(---)-1]
                                    P

     The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended May 31, 2002, for the five and ten year periods ended May 31, 2002 and for the periods since commencement of the Funds' respective operations were as follows:

                                                                Five Years                       Since Inception
                                                 Year Ended        Ended       Ten Years Ended         To
Fund                                            May 31, 2002    May 31, 2002     May 31, 2002      May 31, 2002
----                                            ------------    ------------     ------------      ------------
Westcore MIDCO Growth Fund(1)                      (2.68)%          7.69%           11.52%            13.03%

Westcore Blue Chip Fund(2)                        (11.33)%          6.10%           11.56%            11.62%

Westcore Growth Fund(2)(6)                        (12.86)%          8.87%           10.40%            11.25%

Westcore Small-Cap Opportunity Fund(3)              5.21%           7.43%              --             11.35%

Westcore Mid-Cap
Opportunity Fund(5)                                (5.92)%            --               --             14.72%

Westcore Small-Cap Growth Fund(9)                 (18.50)%            --               --             14.31%

Westcore Select Fund(9)                           (10.21)%            --               --             35.08%

Westcore International Frontier Fund(10)          (13.91)%            --               --             (9.84)%

Westcore Flexible Income Fund(2)(7)                 6.40%           7.19%            7.92%             8.92%

Westcore Plus Bond Fund (2)(8)                      6.24%           6.55%            6.52%             7.29%

Westcore Colorado Tax-Exempt Fund(4)                5.43%           5.08%            5.63%             5.87%

----------
(1)  Commenced Operations on August 1, 1986.
(2)  Commenced Operations on June 1, 1988.
(3)  Commenced Operations on December 28, 1993.
(4)  Commenced Operations on June 1, 1991.
(5)  Commenced Operations on October 1, 1998.

(6) The Westcore Growth Fund was formerly known as the Growth and Income Fund. The Fund's name was changed from the "Growth and Income Fund" to the "Growth Fund" on October 1, 2002 to reflect a change in the Fund's investment strategy. The Fund's name was changed from the "Equity Income Fund" to the "Growth and Income Fund" on January 1, 1996 to reflect a different objective and policies. Prior to January 1, 1996, the Fund's objective was to seek reasonable income through investments in income-producing securities. On January 1, 1996, the Fund's objective was revised to seek long-term total return through capital appreciation and current income through investments in equity securities. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.
(7) The Westcore Flexible Income Fund was formerly known as the Long-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek long-term total rate of return by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.
(8) The Westcore Plus Bond Fund was formerly known as the Intermediate-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities.
(9)  Commenced Operations on October 1, 1999.
(10) Commenced Operations on December 15, 1999.
(11) Commenced Operations on November 1, 2000.

     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

     The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

     In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser's method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions which may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

     As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

     As of August 30, 2002 the following shareholders owned more than 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
SEI Trust Company                        11.88%        2,276,825.639        $10,860,458.30         Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks, PA  19456

Wells Fargo Bank MN NA FBO               10.78%        2,066,468.391        $ 9,857,054.23         Record Only
Westcore MIDCO Growth
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis, MN  55480-1533

BNY Clearing Services LLC                 7.52%        1,440,503.796        $ 6,871,203.11         Record Only
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI  53202-6633

Rocky Mountain News Guild                 7.52%        1,440,503.796        $ 6,871,203.11         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO  80014-2602

Charles Schwab & Co. Inc.                 6.58%        1,260,889.286        $ 6,014,441.89         Record Only
Special Account For the
Exclusive Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO  80222

Denver Investment Advisors LLC            5.39%        1,034,176.24         $ 4,933,020.66         Beneficial Only
Retirement Plan
1225 17th Street, 26th Fl.
Denver, CO  80202

Denver Typo Union                         5.20%          996,455            $ 4,753,090.35         Beneficial Only
10620 East Bethany Dr.
Bldg. #7
Aurora, CO  80014-2602

WESTCORE GROWTH FUND (formerly Westcore Growth and Income Fund)

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Christian Labor Assoc. PEN FD            9.12%           253,277.477        $ 2,274,431.74         Record & Beneficial
TR DTD 9/23/67
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN  56201-0738

Charles Schwab & Co. Inc.
Special Account For The Exclusive       33.47%           929,841.674        $ 8,349,978.23         Record Only
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO  80222


WESTCORE BLUE CHIP FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------

SEI Trust Company                       31.51%         1,102,593.452        $10,320,274.71         Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks, PA 19456

BNY Clearing Services LLC               12.52%           437,881.095        $ 4,098,567.05         Record Only
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

Rocky Mountain News Guild               12.52%           437,881.095        $ 4,098,567.05         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Typo Union                       13.88%           485,727            $ 4,546,404.72         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Mailers Union                     9.90%           346,266            $ 3,241,049.76         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Christian Labor Assoc. PEN FD            7.20%           251,928.38         $ 2,358,049.64         Record & Beneficial
TR DTD 9/23/67
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN 56201-0738

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Wells Fargo Bank MN NA FBO               8.02%           280,497.412        $ 2,625,455.78         Record & Beneficial
Lakewood Police-
Westcore Blue Chip
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis, MN 55480-1533

Denver News Press                        6.26%           218,944            $ 2,049,315.84         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Charles Schwab & Co. Inc.                6.00%           209,797.171        $ 1,963,701.52         Record Only
Special Account for the Exclusive
Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222


WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------

Charles Schwab & Co. Inc.               10.99%           141,518.531        $ 3,186,997.32         Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Fidelity Investments Institutional      24.16%           311,077.490        $ 7,005,465.07         Record Only
Operations Co. Inc. (FIIOC) As Agency
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Wachovia Bank NA Trustee For UCB Inc.   12.44%           160,129.619        $ 3,606,119.02         Record & Beneficial
Defined Benefit Pension Plan Under
Agreement DTD 5/21/96
1525 W. Harris Blvd.
#NC-1151
Charlotte, NC 28288-0001

Wells Fargo Bank NA                      6.83%            87,967.164        $ 1,981,020.53         Record Only
PO Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA FBO                  5.73%            73,727.73         $ 1,660,348.48         Record & Beneficial
Helen Ellis Pension
P.O. Box 1533
Minneapolis, MN  55480-1533

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Chase Manhattan Bank TTEE                6.49%            83,537.560        $ 1,881,265.85         Record Only
Worldspan Ret Svg Plan & Trust
c/o JP Morgan/American Century
Attn:  RPS MGMT Reporting
P.O. Box 419784
Kansas City, MO  64141-6784


WESTCORE FLEXIBLE INCOME FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------

Charles Schwab & Co. Inc.               27.18%           233,828.751        $ 2,057,693.01         Record Only
Special Account for the Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

David G. Stueber                         5.07%            43,623.736        $   383,888.88         Record & Beneficial
P.O. Box 1924
Vail, CO  81658-1924

Wells Fargo Bank NA                     17.70%           152,240.822        $ 1,339,719.23         Record Only
P.O. Box 1533
Minneapolis, MN 55480-1533

Denver Investment Advisors LLC          17.70%           152,240.822        $ 1,339,719.23         Beneficial Only
Retirement Plan
1225 17th Street, 26th Floor
Denver, CO  80202

National Investor Services Corp.         5.68%            48,825.305        $   429,662.68         Record Only
For Exclusive Benefit of Customers
55 Water Street, 32nd Floor
New York, NY 10041-0028


WESTCORE PLUS BOND FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------

SEI Trust Company                       41.83%             2,101,905.075    $21,712,679.42         Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks, PA 19456

BNY Clearing Services LLC               17.34%             871,619.74       $ 9,003,831.91         Record Only
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Rocky Mountain News Guild               17.34%           871,619.74         $ 9,003,831.91         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Typo Union                       19.10%           959,947            $ 9,916,252.51         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Mailers Union                    12.70%           638,189            $ 6,592,492.37         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Christian Labor Assoc. PEN FD           11.39%           572,163.176        $ 5,910,445.61         Record &
TR DTD 9/23/67                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN 56201-0738

Denver News Press                        8.08%           406,169            $ 4,195,725.77         Beneficial Only
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Charles Schwab & Co. Inc.                6.44%           323.757.051        $ 3,344,410.34         Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222


WESTCORE COLORADO TAX EXEMPT FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Charles Schwab & Co. Inc.               47.87%         2,053,820.623        $23,372.478.69         Record Only
Special Account For The Exclusive
Benefits Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Cherry Trust & Co                        7.03%           301,697.998        $ 3,433,323.22         Record Only
3033 E. 1st Avenue
Denver, CO 80206-5617

Janet E. Penland                         5.85%           250,780.266        $ 2,853,879.43         Record & Beneficial
1510 E. 10th Ave. PH
Denver, CO 80218-3139

WESTCORE MID-CAP OPPORTUNITY FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Denver Investment Advisors LLC          16.09%           114,059.547        $ 1,219,296.56         Record & Beneficial
C/O Lou Kahanek
1225 17th St. FL 26
Denver, CO 80202-5534

Charles Schwab & Co. Inc.               56.87%           403,238.887        $ 4,310,623.70         Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Kenneth V. Penland                       6.63%            46,989.571        $   502,318.51         Record & Beneficial
1510 E. 10th Ave PH
Denver, CO 80218-3139

Wells Fargo Bank NA                      5.17%            36,667.083        $   391,971.12         Record Only
PO Box 1533
Minneapolis, MN 55480-1533

Denver Investment Advisors LLC           5.17%            36,667.083        $   391,971.12         Beneficial Only
Retirement Plan
1225 17th Street, 26th Fl.
Denver, CO  80202


WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Charles Schwab & Co. Inc.               24.40%           328,478.343        $ 2,092,407.04         Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Cherry Trust & Co.                       7.76%           104,428.678        $   665,210.68         Record Only
3033 E. 1st Ave.
Denver, CO 80206-5617

Christian Labor Assoc. PEN FO            6.82%            91,781.870        $   584,650.51         Record & Beneficial
TR DTD 9/23/67
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN  56201-0738

State Street Bank & Trust Co.            7.09%            95,414.442        $   607,790.00         Record & Beneficial
FBO
Donald W. Adams
6360 Pelican Bay Blvd. 104C
Naples, FL  34108-8195

WESTCORE SMALL-CAP GROWTH FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Charles Schwab & Co. Inc.               22.23%           139,792.956        $ 1,502,774.23         Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Cherry Trust & Co                        6.32%            39,771.770        $   427,546.53         Record Only
3033 E. 1st Ave.
Denver, CO 80206-5617

Wells Fargo Bank MN NA FBO               9.18%            57,726.018        $   620,554.69         Record Only
Westcore Small Cap Growth
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis, MN 55480-1533

Denver Investment Advisors LLC           9.18%            57,726.018        $   620,554.69         Beneficial Only
Retirement Plan
1225 17th Street, 26th Fl.
Denver, CO  80202

Colorado State Bank & Trust              6.25%            39,288.64         $   422,352.88         Record Only
1600 Broadway
Denver, CO  80202-4927


WESTCORE SELECT FUND

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------

Charles Schwab & Co. Inc.               30.21%           325,219.583        $ 3,122,108.00         Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO  80222

Cherry Trust & Co.                      20.53%           221,013.021        $ 2,121,725.00         Record Only
3033 E 1st Ave.
Denver, CO  80206-5617

Wells Fargo Bank MN NA FBO               9.80%           105,511.334        $ 1,012,908.81         Record Only
Westcore Select Fund
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis, MN 55480-1533

Denver Investment Advisors LLC           9.80%           105,511.334        $ 1,012,908.81         Beneficial Only
Retirement Plan
1225 17th Street, 26th Fl.
Denver, CO  80202

Name and Address of Shareholder     % of Fund Held     Share Balance         Asset Balance      Type of Ownership
-------------------------------     --------------     -------------         -------------      -----------------
Colorado State Bank & Trust              6.53%            70,267.775        $   674,570.64         Record Only
1600 Broadway
Denver, CO  80202-4927

Harley G. Higbie, Jr.                    5.03%            54,279            $   521,078.40         Beneficial Only
c/o Denver Investment Advisors LLC
1225 17th St., 26th Fl.
Denver, CO  80202

* All above-listed shares of the Westcore MIDCO Growth Fund, Westcore Growth Fund (formerly Westcore Growth and Income Fund), Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Colorado Tax-Exempt Bond Fund, Westcore International Frontier Fund, Westcore Small Cap Growth Fund and Westcore Select Fund, were owned of record by the owners named above, except to the Trust's knowledge where also owned beneficially as indicated above.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

     CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     *    Positive means that a rating may be raised.
     *    Negative means that a rating may be lowered.
     *    Stable means that a rating is not likely to change.
     *    Developing means a rating may be raised or lowered.
     *    N.M. means not meaningful.

MOODY'S

     WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

     WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1"  -  This  designation  denotes  superior  credit  quality.
Excellent  protection is afforded by  established  cash flows,  highly  reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

     Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B


     As stated in the Prospectuses, all Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund may enter into futures contracts and options on futures contracts for hedging purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

     Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's or SEC's regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I.   INTEREST RATE FUTURES CONTRACTS.

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

     A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

     SECURITY FUTURES CONTRACTS. A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, a Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

     Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     STOCK INDEX FUTURES CONTRACTS. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES.

     To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, a Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV.  MARGIN PAYMENTS.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only if there is a secondary market for such futures. Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  OPTIONS ON FUTURES CONTRACTS.

     The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. ACCOUNTING TREATMENT.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                           PART C - OTHER INFORMATION


Item 23. EXHIBITS

     (a) (1) Amended and Restated Declaration of Trust of the Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit
               (1)(a) to Post-Effective Amendment No. 45.

          (2) Amendment to Amended and Restated Declaration of Trust of the Registrant dated July 16, 1990 is incorporated herein by reference to Exhibit
(1)(b) to Post-Effective Amendment No. 45.

     (b) Registrant's Amended and Restated Code of Regulations is incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No. 45.

     (c) See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45; Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45; and Article II, Article V and Sections 6.1 and
6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45.

     (d) Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisers LLC relating to Registrant's Cash Reserve Fund, MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53.

     (e) Amended and Restated Distribution Agreement dated November 1, 2000 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 53.

               (a) Addendum dated March 30, 2001 to Amended and Restated Distribution Agreement of November 1, 2000 between ALPS Mutual Funds Services, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (e)(a) to Post-Effective Amendment No. 53.

          (1) Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 45.

          (2) Form of Bank Agreement is incorporated herein by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 45.

     (f) Westcore Trust Deferred Compensation Plan (as Amended and Restated Effective June 22, 1998) is filed herewith.

     (g) (1) Custody Agreement between Westcore Trust and Bank of New York ("BONY") is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51

          (2) Amendment No. 1 to Custody Agreement relating to the International Frontier Fund is incorporated herein by reference to Exhibit No. (g)(2) to Post-Effective Amendment No. 51.

          (3) Amendment No. 2 dated November 1, 2000 to the Custody Agreement of October 1, 1999 relating to the International Select Fund is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 53.

          (4) Form of Amendment No. 3 to the Custody Agreement relating to the International Small-Cap Value Fund is incorporated herein by reference to Exhibit No. (g)(4) to Post-Effective Amendment No. 51.

          (5) Form of Amendment No. 4 to the Custody Agreement relating to the Micro-Cap Fund is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 51.

          (6) Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Westcore Trust is filed herewith.

          (7) Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Westcore Trust is filed herewith.

     (h) (1) (i) Amended and Restated Administration Agreement dated November 1, 2000 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International

Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 53.

               (ii) Sub-Administration Servicing Agreement dated May 21, 2001 between Matrix Settlement & Clearing Services, LLC and Fund Affiliate is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 53.

          (2) Amended and Restated Transfer Agency and Service Agreement dated January 4, 1993 as amended from the Transfer Agency and Service Agreement dated June 1, 1992 between Registrant and State Street Bank and Trust Company relating to Registrant's Blue Chip Fund (formerly the Modern Value Equity Fund), Growth and Income Fund (formerly the Equity Income Fund), MIDCO Growth Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 45.

               (i) Amendment No. 1 dated December 28, 1993 relating to Registrant's Small Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(b)(i) to Post-Effective Amendment No. 45.

               (ii) Amendment No. 2 dated November 1, 1994 is incorporated herein by reference to Exhibit 9(b)(ii) to Post-Effective Amendment No. 45.

               (iii) Revised Fee Schedule to Transfer Agency Agreement dated August 3, 1998 is incorporated herein by reference to Exhibit 9(b)(iii) to Post-Effective Amendment No. 48.

               (iv) Amendment No. 3 to Amended and Restated Transfer Agency Agreement relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 2(iv) to Post-Effective Amendment No. 49.

               (v) Amendment No. 4 to Amended and Restated Transfer Agency and Service Agreement between Westcore Trust and State Street Bank and Trust Company with respect to the Small-Cap Growth, Select and International Frontier Funds is incorporated herein by reference to Exhibit No. (h)(2)(v) to Post-Effective Amendment No. 51.

               (vi) Amendment No. 5 dated November 1, 2000 to Amended and Restated Transfer Agency and Service Agreement dated as of January 4, 1993 between State Street Bank and Trust Company and Westcore Trust relating to the International Select Fund is incorporated herein by reference to Exhibit
(h)(2)(vi) to Post-Effective Amendment No. 53.

               (vii) Form of Amendment No. 6 to Amended and Restated Transfer Agency and Service Agreement relating to the International Small-Cap Value Fund is incorporated herein by reference to Exhibit (h)(2)(vii) to Post-Effective Amendment No. 51.

               (viii) Form of Amendment No. 7 to Amended and Restated Transfer Agency and Service Agreement relating to the Micro-Cap Fund is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 51.

          (3) Bookkeeping and Pricing Agreement dated November 1, 2001 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is filed herewith.

          (4) Indemnification Agreement dated July 17, 1995 between Registrant and First Interstate Bancorp is incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 45.

          (5) (i) Operating Agreement dated November 27, 1995 between Charles Schwab & Co., Inc. and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income
Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (a) Order Placement Procedures Amendment to the Operating Agreement between Charles Schwab & Co., Inc. and Westcore Trust dated December 1, 1997 relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e)(a) to Post-Effective Amendment No. 47.

                    (b) Charles Schwab & Company, Inc. Side Letter Agreement to Order Placement Procedures Amendment dated December 22, 1997 among Westcore Trust, Denver Investment Advisors LLC and Boston Financial Data Services, Inc. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(e)(b) to Post-Effective Amendment No 47.

                    (c) Amendment to Operating Agreement dated October 1, 1998 between Charles Schwab & Co. and Westcore Trust, relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit h(5)(c) to Post-Effective Amendment No. 49.

                    (d) Side Letter to Amendment to Operating Agreement among Westcore Trust, Charles Schwab & Co., and Denver Investment Advisors ("DIA") dated October 1, 1998, relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit h(5)(i)(d) to Post-Effective Amendment No. 49.

                    (e) Amendment to Operating Agreement effective as of January, 1999, relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit h(5)(i)(e) to Post-Effective Amendment No. 49.

                    (f) Retirement Plan Order Processing Amendment dated February 15, 1996 to the Operating Agreement among Charles Schwab & Co., Inc., the Charles Schwab Company and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income
Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (g) Amendment dated November 1, 2000 to Operating Agreement of November 27, 1995 between Charles Schwab & Co., Inc. and Westcore Funds is incorporated herein by reference to Exhibit (h)(5)(i)(g) to Post-Effective Amendment No. 53.

               (ii) Institutional Services Agreement dated November 27, 1995 between Charles Schwab & Co. and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

               (iii) Retail Services Agreement dated March 26, 1996 among Westcore Trust, Denver Investment Advisors LLC and Charles Schwab & Co., Inc. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity
Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (a) Amendment to Services Agreement dated July 1, 1998 among Westcore Trust, Denver Investment Advisors LLC and Charles Schwab & Co. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(e)(iii)(c) to Post-Effective Amendment No. 47.

                    (b) Amendment dated November 1, 2000 to Services Agreement of March 26, 1996 among Charles Schwab & Co. Inc., Denver Investment Advisers LLC and Westcore is incorporated herein by reference to Exhibit (h)(5)(iii)(b) to Post-Effective Amendment No. 53.

                    (c) Retirement Plan Shares Amendment dated September 1, 2000 to Services Agreement of March 26, 1996 among Charles Schwab & Co., Inc., Denver Investment Advisors, LLC and Westcore Trust is incorporated herein by reference to Exhibit (h)(5)(iii)(c) to Post-Effective Amendment No. 53.

               (iv) Side Letter dated March 5, 1996 among ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC, State Street Bank & Trust Company and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post Effective Amendment No. 45.

               (v) Confidentiality Agreement dated March 26, 1996 between Charles Schwab & Co., Inc. and Denver Investment Advisors LLC relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

               (vi) Transaction Charges Amendment to Services Agreement dated July 1, 1997 is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 46.

               (vii) Amendment to Services Agreement dated October 1, 1998 among Westcore Trust, Schwab and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit h(5)(viii) to Post-Effective Amendment No. 49.

          (6) Agency Trading Agreement, dated as of July 15, 2002, among Bidwell & Company, Westcore Trust, and Denver Investment Advisors LLC is filed herewith.

          (7) (i) Shareholder Service Agreement dated July 1, 1996 between Wells Fargo Bank, N.A. and Westcore Trust is incorporated herein by reference to
Exhibit 9(g) to Post-Effective Amendment No. 46.

               (ii) Addition of Parties dated August 2, 1999 to Shareholder Services Agreement among Wells Fargo Bank, N.A., Westcore Trust, ALPS Mutual Funds Services, Inc. and Denver Investment Advisers LLC is incorporated herein by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 50.

               (iii) Letter Agreement dated September 1, 2000 to Shareholder Service Agreement of July 1, 1996 among Wells Fargo Bank, N.A., ALPS Mutual Fund Services, Inc, Denver Investment Advisors, LLC and Westcore Trust is incorporated herein by reference to Exhibit (h)(7)(iii) to Post-Effective Amendment No. 53.

          (8) Agency Trading Agreement dated May 19, 1997 among Bank of Oklahoma, N.A., its affiliate Alliance Trust Company, N.A. and Westcore Trust is incorporated herein by reference to Exhibit 9(h) to Post-Effective Amendment No. 46.

          (9) (i) Shareholder Service Agreement dated November 22, 1996 among First Trust Corporation, Denver Investment Advisors LLC and Westcore Trust is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment No. 46.

               (ii) Side letter to Shareholder Services Agreement dated September 25, 1998 among Westcore Trust, DIA, and Firstrust is incorporated herein by reference to Exhibit h(10) to Post-Effective Amendment No. 49.

               (iii) Amendment dated as of August 15, 2001 to Shareholder Service Agreement of November 19, 1996 among First Trust Corporation, Denver Investment Advisors, LCC and Westcore Trust is incorporated herein by reference to Exhibit (h)(9)(iii) to Post-Effective Amendment No. 53.

                    (a) Letter Agreement dated September 1, 2000 regarding Amendment to Shareholder Service Agreement of November 10, 1996 among First Trust Corporation, Denver Investment Advisors, LLC and Registrant is incorporated herein by reference to Exhibit (h)(9)(iii)(a) to Post-Effective Amendment No. 53.

          (10) Agency Trading Agreement dated July 15, 1997 among Westcore Trust, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Financial Administrative Services Corporation relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 47.

          (11) Agency Trading Agreement dated January 2, 1998 among Westcore Trust, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Wachovia Operational Services Corporation relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(k) to Post-Effective Amendment No.
47. -

          (12) (i) Securities Lending Agency Client Agreement dated March 27, 1998 between Westcore Trust and PaineWebber Incorporated relating to the Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth

Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 47.

               (ii) Amendment dated April 1, 1999 to Securities Lending Agency Client Agreement dated March 27, 1998 between Westcore Trust and PaineWebber Incorporated is incorporated herein by reference to Exhibit (h)(12)(ii) to Post Effective Amendment No. 50.

               (iii) Amended Exhibit 1 dated January 11, 2002 to Securities Lending Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated is filed herewith.

               (iv) Amended Exhibit 5 dated May 17, 2002 to Securities Lending Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated is filed herewith.

          (13) Service Agreement dated November 10, 1997 among Westcore Trust, ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC and PaineWebber Incorporated relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(m) to Post-Effective Amendment No. 47.

          (14) (i) Omnibus Account Services Agreement dated February 26, 1998 among Westcore Trust, Denver Investment Advisors LLC and National Investors Services Corp. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(n) to Post-Effective Amendment No. 47.

               (ii) Side Letter to Omnibus Account Services Agreement dated February 26, 1998 among Westcore Trust, National Investor Services Corp. and DIA is incorporated herein by reference to Exhibit h(16) to Post-Effective Amendment No. 49.

          (15) Side Letter appointing Smith Barney Inc. as Agent dated October 6, 1997 between Westcore Trust and Smith Barney Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(o) to Post-Effective Amendment No. 47.

          (16) Telephone and Service Agreement dated August 3, 1998 between Westcore Trust and ALPS Mutual Funds Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term

Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(p) to Post-Effective Amendment No. 48.

          (17) Agency Trading Agreement dated August 3, 1998 between Westcore Trust, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and American Century Retirement Plan Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
Exhibit 9(q) to Post-Effective Amendment No. 48.

          (18) (i) Agency Trading Agreement dated August 21, 1998 between Westcore Trust, Janney Montgomery Scott, Inc., ALPS Mutual Funds Services, Inc. and Boston Financial Data Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 48.

               (ii) Side Letter to Agency Trading Agreement dated August 21, 1998 between Westcore Trust and Janney Montgomery Scott, Inc. ("JMS") and dated September 25, 1998 among Westcore Trust, JMS, BFDS and ALPS, is incorporated herein by reference to Exhibit h(21) to post-Effective Amendment No. 49.

          (19) Agency Trading Agreement dated September 1, 1998 among Westcore, DIA, and Fidelity Investment Institutional Operations Company, Inc. is incorporated herein by reference to Exhibit h(22) to Post-Effective Amendment No. 49.

          (20) No Transaction Fee Mutual Fund Offering/Retail Shareholder Services Agreement dated October 1, 1998 among Westcore Trust, ALPS and E-Trade is incorporated herein by reference to Exhibit h(23) to Post-Effective Amendment No. 49.

          (21) Agency Trading Agreement dated September 3, 1999 among Westcore Trust, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Mid-Atlantic Capital Corporation is incorporated herein by reference to Exhibit No. (h)(21) to Post-Effective Amendment No. 51.

               (i) Letter Agreement dated February 20, 2001 regarding Amendment to the Standard Agency Trading Agreement of September 3, 1999 among Mid-Atlantic Capital Corporation, Denver Investment Advisors, LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (h)(21)(i) to Post-Effective Amendment No. 53.

          (22) Fee Waiver Letter Agreement dated October 1, 2002 among Westcore Trust, ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is filed herewith.

          (23) Sideletter to Shareholder Services Agreement dated November 19th, 1999 between Sun Gard Investment Products, Inc. and Denver Investment Advisors LLC relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 52.

          (24) Sideletter to Omnibus Account Services Agreement dated February 26, 1998 between National Investor Services Corporation, Denver Investment Advisors LLC and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit
(h)(24) to Post-Effective Amendment No. 52.

          (25) Sideletter to Standard Agency Trading Agreement dated August 21, 1998 between Janney Montgomery Scott, Inc., Westcore Trust and its Fund affiliates relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 52.

          (26) Sideletter to Services Agreement dated November 1, 1996 between Fidelity Brokerage Services, Inc., National Financial Services Corporation and Denver Investment Advisors LLC relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit
(h)(26) to Post-Effective Amendment No. 52.

          (27) Sideletter to Shareholder Services Agreement dated November 19, 1996 between First Trust Corporation, Denver Investment Advisors LLC, and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit (h)(27) to Post-Effective Amendment No. 52.

          (28) Sideletter to Retail Shareholder Services Agreement dated October 1, 1998 between E*Trade Group, Inc., ALPS Mutual Fund Services, Inc., Denver Investment Advisors LLC and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit (h)(28) to Post-Effective Amendment No. 52.

          (29) Letter to Transfer Agent dated August 23, 2000, to authorize acceptance of shareholder instructions from broker/dealers and third-party administrators is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 53.

          (30) Assumption Agreement dated April 2, 2001 among ALPS Mutual Funds Services, Inc., ALPS Distributor, Inc., Denver Investment Advisors, LLC and Westcore Trust is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 53.

          (31) NTF Program Service Agreement dated July 24, 2001 between U.S. Clearing, and Westcore Trust is incorporated herein by reference to Exhibit
(h)(31) to Post-Effective Amendment No. 53.

          (32) Services Agreement dated February 22, 2001 between Investor Force Securities, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (h)(32) to Post-Effective Amendment No. 53.

          (33) Joint Insured Errors and Omissions Liability Agreement dated November 1, 2000 between Blue Chip Value Fund, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 53.

          (34) Administrative Services Agreement dated September 20, 2001 by and between BenefitsCorp Equities, Inc., Westcore Trust and Denver Investment Advisors LLC is filed herewith.

          (35) Trading and NSCC Fund/SERV Networking Agreement dated September 20, 2001 by and between BenefitsCorp Equities, Inc. and Westcore Trust is filed herewith.

          (36) Portfolio Services Agreement between Westcore Trust and Capital Access International is filed herewith.

               (i) Side Letter, dated April 15, 2002, to Portfolio Services Agreement with Capital Access International, among ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC and Westcore Trust is filed herewith.

     (i) Opinion of counsel that shares are validly issued, fully paid and non-assessable is incorporated by reference to Post-Effective Amendment No. 52.

     (j)  (1) Consent of Drinker Biddle & Reath LLP is filed herewith.

          (2) Consent of Independent Auditors is filed herewith.

     (k) None.

     (l) Conversion Agreement between Westcore Trust and Denver Investment Advisors LLC relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48.

     (m) None.

     (n) None.

     (o) None.

     (p) (1) Amended Code of Ethics of Westcore Trust is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 52.

         (2) Amended Code of Ethics of Denver Investment Advisors LLC dated as of September 1, 2001 is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 53.

     (q) Powers of Attorney are filed herewith.

     (1) Certificate of Secretary re: Powers of Attorney is filed herewith.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is controlled by its Board of Trustees. Certain of Registrant's trustees serve on the board of directors/trustees of certain other registered investment companies. (See "Management of the Fund - Directors and Officers" in Part B hereof.)

Item 25. INDEMNIFICATION

     The trustees are indemnified by First Interstate Bancorp ("FIB"), generally against damages arising out of (i) claims by any person that implementation of the Agreement and Plan of Reorganization between Pacifica Funds Trust ("Pacifica") and Westcore Trust (the "Plan") constitutes breach or violation of certain agreements with ALPS Mutual Funds Services, Inc.; and (ii) certain untrue or alleged untrue statements of material facts or omissions or alleged omissions of material facts in information furnished by or on behalf of FIB, intended for use in certain proxy materials or amendments or supplements to the Registrant's registration statement relating to the Plan.

     Under the Plan, Pacifica has agreed to assume certain liabilities of the Registrant, including certain obligations of the Registrant to indemnify the Registrant's Trustees acting in their capacity as such with respect to any claim alleging any breach of fiduciary duty with respect to transactions contemplated by the Plan or otherwise to the fullest extent permitted by law and the Registrant's Declaration of Trust as in effect on the date of such Plan.

     Indemnification of Registrant's trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by ALPS is provided for in Section 1.10 of the Amended and Restated Distribution Agreement incorporated herein by reference as Exhibit (e).

     Indemnification of Registrant and its trustees, officers, members, shareholders, employees, agents and each person, if any, who controls them within the meaning of the Securities Act of 1933, as amended, against losses, claims, damages, liabilities or expenses to which any one of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arise out of or are based upon Bidwell & Company's ("Bidwell") negligence, bad faith, or willful misconduct in performing its obligations under its agreement with the Registrant ("Agreement"), any breach by Bidwell of any material provision of the Agreement or any breach by Bidwell of a representation, warranty or covenant made in the Agreement is provided for in
Section 12(a) of the Agency Trading Agreement filed herewith as Exhibit (h)(6).

     Indemnification of Registrant's trustees, officers, employees, agents and controlling persons against any and all losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct by Wells Fargo Bank N.A. ("Wells"), violation by Wells of applicable law, breach by Wells of material provisions of the Agreement, and breach by Wells of a representation, warranty or covenant in the Agreement is provided for in Section 15(a) of the Shareholder Service Agreement incorporated herein by reference as Exhibit
(h)(7)(i).

     Indemnification of Registrant's trustees, officers, employees, agents and certain affiliates against any loss, cost, damage, expense and liability arising from any actual negligent act, omission, intentional misconduct, material breach of agreement, failure to timely and properly transmit orders and instructions and cancellation or correction of orders by Bank of Oklahoma ("BOK"), or discrepancies in balances maintained by BOK is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(8).

     Indemnification of the Fund/Agent and each of their directors, trustees, officers, members, shareholders, employees, and agents and each person, if any, who controls them within the meaning of the Securities Act against losses, claims, damages, liabilities or expenses to which any one or more of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arising out of or are based upon (i) IFS' negligence, bad faith, or willful misconduct in performing its obligations hereunder, (ii) any material breach by IFS of any material provision of this Agreement, or (iii) any material breach by IFS of a representation, warranty or covenant made in this Agreement; (iv) the failure to timely and properly transmit orders and instructions to the Fund/Agent (or its affiliates), or (v) cancellation or subsequent correction of any orders and instructions transmitted to the Fund/Agent (or its affiliates), and IFS will reimburse the persons indemnified hereunder for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending such loss, claim or action is provided in Section V of the Services Agreement incorporated herein by reference as Exhibit (h)(9)(iv).

     Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents by Financial Administrative Services Corporation ("FASCorp") against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any loss, cost, damage, expense, liability or claim, relating to any actual negligent act or omission, act of intentional misconduct, material breach of any representations, warranties and covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent correction of any orders and instructions or discrepancies between Participant and Plan balances maintained by FASCorp and the balances maintained by Registrant is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(10).

     Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents against any loss, cost, damage, expense, liability or claim by Wachovia Operational Services Corporation arising out of any actual negligent act, omission, act of intentional misconduct, material breach of any of the representations, warranties, covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent corrections of any orders and instructions transmitted, or discrepancies in balances maintained by Wachovia and account balances maintained by the Trust is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(11).

     Indemnification of Registrant's directors, trustees, officers, members, shareholders, employees, agents and each person, if any, who controls them within the meaning of the Securities Act against losses, claims, damages, liabilities or expenses to which any one of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arising out of or are based upon American Century Retirement Plan Services, Inc.'s ("Services") negligence, bad faith, or willful misconduct in performing its obligations under its agreement with the Trust, any breach by Services of any material provision of the Agreement or any breach by Services of a representation, warranty or covenant made in the Agreement is provided for in section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(17).

     Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents ("Indemnitees") against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any such loss, cost, damage, expense, liability or claim, suffered by all or any of such Indemnitees to the extent arising out of, or relating to, any actual negligent act or omission by Janney Montgomery Scott, Inc. ("JMS") under its agreement with the Trust; a material breach of any of the representations, warranties and covenants; failure to timely and properly transmit orders and instructions; cancellation or subsequent correction of any orders and instructions transmitted or discrepancies between Participant and Plan maintained by JMS and account balances maintained by the Trust due to errors caused by JMS, is provided for in Section 12 of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(18)(i).

     Indemnification of Registrant's officers, directors, partners, trustees, member, employees, agents and affiliates ("Indemnitees") against any and all claims, demands, liabilities and expenses including, without limitations, reasonable legal fees arising out of, or relating to,

     (i) any untrue statement or omission, or alleged untrue statement or omission, of material fact that E-Trade or its employees make concerning the Fund that is inconsistent with the Fund's current prospectus, statement of additional information, periodic reports to shareholders or any other material the Fund Parties have provided in writing to E-Trade, (ii) any breach by E-Trade of any representation, warranty or provision contained herein, or (iii) any willful misconduct or negligence by E-Trade in the performance of, or failure to perform, its obligations under this Agreement, except to the extent that such claims, liabilities or expenses are caused by Fund Parties' breach of this Agreement or willful misconduct or negligence in the performance, or failure to perform, their respective obligations under this Agreement, is provided for in
Section 4 of the No Transaction Fee Mutual Fund Offering/Retail Shareholder Services Agreement, incorporated herein by reference as Exhibit (h)(20).

     Indemnification of each Program Fund and Program Fund Affiliate, any person directly or indirectly controlling, controlled by, or under common control with, such Program Fund Affiliate, any officer, trustee, partner, corporation, or employee of such Program Fund, shall indemnify and hold harmless USC and each director, officer, employee and agent of USC from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of (i) any misstatement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in any prospectus, registration statement, annual or other periodic report or proxy statement of the Program Fund or in any advertising or promotional material published or provided to USC by or on behalf of Program Fund or Program Fund Affiliate or accurately derived from information published or provided by or on behalf of Program Fund or Program Fund Affiliate (ii) any violation of any law, rule or regulation relating to the registration or qualification of shares of Program Fund, (iii) any breach by it of any representation, warranty or Agreement contained in this Agreement, or (iv) any willful misconduct or gross negligence by it in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by USC's breach of this Agreement or its willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement.

     USC will indemnify and hold harmless each of Program Fund, Program Fund Affiliate and each of their trustees, officers, members, employees and agents of Program Fund and Program Fund Affiliate and each, officer, employee, member and agent and each person who is or may be deemed to be controlling, controlled by or under common control with Program Fund Affiliate, from and against any and all Losses resulting from (i) any breach by USC of any representation, warranty or agreement contained in this Agreement or (ii) any willful misconduct or gross negligence by USC in the performance of, or failure to perform, its obligations made this Agreement, except to the extent such Losses are caused by Program Fund's or Program Fund Affiliates breach of this Agreement or their willful misconduct or negligence in the performance, or failure to perform, their obligations under this Agreement, is provided for in Section 6 of the NTF Program Service Agreement incorporated herein by reference as Exhibit (h)(31).

     Indemnification of Denver Investment Advisors LLC (the "Adviser") and the Registrant and their affiliates and their trustees, members, officers, employees, agents and each person, if any, who controls the Adviser within the meaning of the Securities Act of 1933, as amended against any losses, claims, damages or liabilities to which any such indemnitee may become subject insofar as those losses, claims, damages or liabilities (or actions in respect thereof) arise out of any actions or failure or omission to act by BenefitsCorp Equities, Inc. ("BCE") under the Administrative Services Agreement (the "Agreement"), or occur in connection with or are based upon the provision of BCE's services described in such Agreement or failure to provide such services by BCE is provided for in Section 7.1 of the Agreement filed herewith as Exhibit (h)(34). BCE will reimburse the indemnitees for any legal or other expenses incurred by them as they are incurred in connection with investigating, appearing to defend, or defending such claim or action; provided, however, that BCE will not be liable for indemnification to the extent that any such loss, claim, damage or liability results from the negligence or willful misconduct of the Registrant, the Adviser, or their trustees, members, officers, employees, agents or successors or assigns.

     Indemnification of the Registrant and its officers, directors, partners, employees, trustees, shareholders and agents ("Indemnitees") against any claims or liabilities suffered by all or any of such Indemnitees to the extent arising out of any, or in connection with any representation, warranty, or obligation under the Trading and NSCC Fund/Serv Networking Agreement (the "Agreement"), act or commission or omission or the negligence or willful misconduct of BenefitsCorp Equities, Inc. ("BCE") relating to the Agreement or the services rendered thereunder, including reasonable legal fees and other out-of-pocket costs of investigating and/or defending against any such claim or liability is provided for in Section 11 of the Agreement filed herewith as Exhibit (h)(35).

     Section 11 of the Agreement also provides for the indemnification of the Indemnitees for any claims or liabilities they suffer (including reasonable legal fees and other out-of-pocket costs of investigating and/or defending against any such claim or liability), arising from non-compliance by BCE, in providing services pursuant to the Agreement, with any applicable Federal and state securities laws and regulations.

     Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 1.9 of the Distribution Agreement incorporated herein by reference as Exhibits (e)(i). Indemnification of Registrant's Bookkeeping and Pricing Agent against certain losses is provided for in Section 6 of the Amended and Restated Bookkeeping and Pricing Agreement filed herewith as Exhibit (h)(3). Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify. In addition, Section 9.3 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit
(a)(1), provides as follows:

9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

     The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this
Section 9.2.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Indemnification of the Fund Company and its trustees, officers and shareholders against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any such loss arising out of any negligence or omission by Mid-Atlantic Capital Corporation ("MACC") is provided for in section 12 of the Agency Trading Agreement incorporated herein by reference as Exhibit
(h)(21).

     Section 9.6 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (a)(1), also provides for the indemnification of shareholders of the Registrant. Section
9.6 states as follows:

9.6 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been an [sic] Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     To Registrant's knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

                         DENVER INVESTMENT ADVISORS LLC

                    Position
                    With                  Other
                    Denver Investment     Business                        Type of
Name                Advisors LLC          Connections                     Business
----                ------------          -----------                     --------
Todger Anderson     Executive             President of Blue Chip Value    Investment Company
                    Manager/President     Fund, Inc.*

* The address of the Blue Chip Value Fund, Inc., is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 27. PRINCIPAL UNDERWRITER

     (a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Financial Investors Trust, Firsthand Funds Trust, Holland Balanced Fund Trust, Stonebridge Funds Trust, First Funds Trust, Ameristock Funds, Midcap SPDR Trust, Select Sector SPDR Trust, Nasdaq-100 Trust, SPDR Trust, DIAMONDS Trust, State Street Master Feeder Trust and Sector Funds Trust.

     (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

                           Positions and                     Positions and
Name and Principal         Offices with                      Offices with
Business Address*          ALPS                              Registrant
-----------------          -------------                     -------------

W. Robert Alexander        Chairman of the Board             None
                           and Secretary

Thomas A. Carter           Chief Financial Officer           None

Edmund Burke               President                         None

Jeremy May                 Vice President                    None

Robert Szydlowski          Vice President                    None

Sean McLean                Vice President                    None

Chris Woessner             Director                          None

Rick Pederson              Director                          None

     * The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

     (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

     (a) Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

     (b) ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as distributor, administrator and bookkeeping and pricing agent for each of Registrant's investment portfolios).

     (c) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its function as distributor for each of the Registrant's Portfolios).

     (d) State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its functions as transfer agent for each of the Registrant's investment portfolios).

     (e) Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, PA 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

     (f) The Bank of New York, One Wall Street, New York, NY 10286 (records relating to its functions as custodian for each of the Registrant's investment portfolios).

Item 29. MANAGEMENT SERVICES

     None.

Item 30. UNDERTAKINGS

     None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485 (b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 25th day of September 2002.

                                        WESTCORE TRUST
                                        Registrant

                                        By: /s/ Kenneth V. Penland
                                            ------------------------------------
                                            Kenneth V. Penland
                                            President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                          Title                            Date
---------                          -----                            ----

*/s/ Jack D. Henderson             Chairman of the            September 25, 2002
----------------------------       Board of Trustees and
Jack D. Henderson                  Vice President


*/s/ McNeil S. Fiske               Trustee                    September 25, 2002
----------------------------
McNeil S. Fiske


*/s/ James B. O'Boyle              Trustee                    September 25, 2002
----------------------------
James B. O'Boyle


*/s/ Robert L. Stamp               Trustee                    September 25, 2002
----------------------------
Robert L. Stamp


*/s/ Lyman Seely                   Trustee                    September 25, 2002
----------------------------
Lyman Seely


/s/ Kenneth V. Penland             Trustee and President      September 25, 2002
----------------------------       (Principal Executive
Kenneth V. Penland                 Officer)


*/s/ Jasper Frontz                 Treasurer (Principal       September 25, 2002
----------------------------       Financial Officer and
Jasper Frontz                      Chief Accounting Officer)


*By: /s/ Kenneth V. Penland
     -----------------------
     Kenneth V. Penland
     Attorney-in-fact

                                  EXHIBIT INDEX


          (f) Westcore Trust Deferred Compensation Plan (as Amended and Restated Effective June 22, 1998)

       (g)(6) Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Registrant

       (g)(7) Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant

       (h)(3) Bookkeeping and Pricing Agreement dated November 1, 2001 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund

       (h)(6) Agency Trading Agreement, dated as of July 15, 2002, among Bidwell & Company, Westcore Trust, and Denver Investment Advisors LLC

 (h)(12)(iii)  Amended Exhibit 1 dated January 11, 2002 to Securities Lending
               Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated

  (h)(12)(iv) Amended Exhibit 5 dated May 17, 2002 to Securities Lending Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated

      (h)(22) Fee Waiver Letter Agreement dated October 1, 2002 among Denver Investment Advisors LLC, ALPS Mutual Fund Services, Inc. and Westcore Trust

      (h)(34) Administrative Services Agreement dated September 20, 2001 by and between BenefitsCorp Equities, Inc., Westcore Trust and Denver Investment Advisors LLC

      (h)(35) Trading and NSCC Fund/SERV Networking Agreement dated September 20, 2001 by and between BenefitsCorp Equities, Inc. and Westcore Trust

      (h)(36) Portfolio Services Agreement, dated as of May 1, 2002, between Westcore Trust and Capital Access International

   (h)(36)(i) Side Letter, dated April 15, 2002, to Portfolio Services Agreement with Capital Access International, among ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC and Westcore Trust

       (j)(1)  Consent of Drinker Biddle & Reath LLP

       (j)(2)  Consent of Deloitte & Touche LLP

          (q)  Powers of Attorney

       (q)(1)  Certificate of Secretary re: Powers of Attorney